Prospectus 2000

[GRAPHIC]                                                 [NORTH AMERICAN FUNDS]

Institutional Class I Shares
Institutional Class II Shares

International Small Cap Fund          Core Bond Fund
International Equity Fund             U.S. Government Securities Fund
Global Equity Fund                    Money Market Fund
Small Cap Growth Fund                 Mid Cap Value Fund
Mid Cap Growth Fund                   Stock Index Fund
Large Cap Growth Fund                 Small Cap Index Fund
Growth & Income Fund                  Socially Responsible Fund
Science & Technology Fund             High Yield Bond Fund
Balanced Fund                         Aggressive Growth LifeStyle Fund
Strategic Income Fund                 Moderate Growth LifeStyle Fund
                                      Conservative Growth LifeStyle Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

May 31, 2000

[LOGO]

Table of Contents
Organization of Information

This Prospectus includes information about 21 different Funds.

    .Section I of the Prospectus includes summaries of each Fund.
    .Section II includes additional information about the Funds' investment strategies, additional risk information and information about the Funds' management.
    .Section III of the Prospectus includes information about how to invest and manage your North American Funds account.

Section I: Summaries of the Funds............. Page 1

   Summary of each Fund
   .Investment Objective
   .Principal Investment Strategies
   .Main Investing Risks
   .Investment Performance
   .Descriptions of Main Investment Risks

Section II: Other Information about each       Page 28
Fund..........................................

   .Fees and Expenses
   .More Information About Investment
   Strategies and Risks
   .Other Risks of Investing
   .Fund Management

Section III: Investing in the Funds........... Page 49

This section includes the information you need about how to invest and how to redeem shares. It also includes other important information about sales charges, taxes and account privileges.

More Information

If you'd like information additional to that included in this Prospectus, the back cover lists a number of places to call or to visit for additional materi-als.

Section I:

Fund Summaries

North American Funds (the "Trust") is a group of mutual funds that includes 25 separate investment portfolios, or "Funds." Each Fund also has a specific, unique investment objective. Each Fund has a subadvisor, a firm responsible for making investment decisions for the Fund. This Prospectus includes information about Institutional Class I shares and Institutional Class II shares for 21 of the Funds.

The summaries on the next 21 pages describe each Fund's investment objective and principal investment strategies, list the main risks of investing in the Fund, and show the Fund's past investment performance. Explanations of the main risks of investing in each Fund starts on page 23.

Below certain of the Funds' descriptions are a bar chart and a table. Funds without a bar chart or table are new Funds which have operated for less than one year.

The bar chart shows how the investment returns of one class of each Fund's shares have varied in the past ten years, or in the years since the Fund began if it is less than ten years old. The class shown in the bar chart (either Class A shares or Class C shares, depending on the Fund) is not offered by this Prospectus, but the performance would have been substantially similar for Institutional Class I or Institutional Class II shares of the same fund, differing only to the extent that the classes have different expenses. The bar chart does not reflect sales charges; if it did, performance would be less than shown.

The table (the Average Annual Total Return Table) following each bar chart shows how that Fund's average annual returns for each class of shares for the last one, five and ten years (or since the Fund began, for newer Funds) compared to returns of a broad-based securities market index. The table reflects sales charges, including the maximum initial sales charge for Class A shares, and the maximum applicable deferred sales charge for Class C shares. Like the bar chart, the Average Annual Total Return Table shows performance information for either Class A shares or Class C shares, depending on the Fund, neither of which are offered by this Prospectus.

A Fund's bar chart and Average Annual Total Return Table provides an indication of the historical risk/return of an investment in the Fund.

It is important to remember that past performance does not predict future performance, and that as with any investment, it is possible for investors to lose money by investing in the Funds. An investment in any of the Funds is not a deposit in a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.


------

International Small Cap Fund
Investment Goal and Strategies

The investment objective of the International Small Cap Fund is to seek capital appreciation. To achieve this objective, Founders Asset Management, LLC ("Founders"), the Fund's subadvisor, invests primarily in equity securities issued by foreign companies with market capitalization or annual revenue of $1 billion or less.

These companies are located in both established and emerging economies throughout the world. Founders selects securities based on its evaluation of their potential to offer capital appreciation opportunities. Small companies are still in the developing stages of their life cycles and may have limited product lines, markets or financial resources and/or lack management depth.
The Fund may invest in derivatives.
Main Investing Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)


The bar chart and
table provide an
indication of risk
by showing the vari-
ability of the
Fund's historical
returns.




                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                              1997         -0.36%
                              1998         10.18%
                              1999         94.45%

Best quarter: quarter ended 12/31/99 64.58%
Worst quarter: quarter ended 9/30/98 -20.28%



--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                         Past One Year Life of Fund
                                       (since 2/20/96)
------------------------------------------------------
 Class A                 83.27%        23.09%
------------------------------------------------------
 MSCI WORLD ex-U.S.      27.93%        13.18%
 Index

--------------------------------------------------------------------------------

                                                                         ------

International Equity Fund
Investment Goal and Strategies

The investment objective of the International Equity Fund is to seek long-term capital appreciation. Morgan Stanley Asset Management ("MSAM"), the Fund's subadvisor, pursues this objective by investing primarily in accordance with country and sector weightings determined by MSAM in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

MSAM seeks to maintain a diversified portfolio of international equity securi-ties based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. MSAM capitalizes on the significance of country and sector selection in international equity portfolio returns by over- and underweighting countries based on three factors: (i) valu-ation, (ii) fundamental change, and (iii) market momentum/technicals.

The Fund may use various instruments that derive their values from those of specified securities, indices, currencies or other points of reference for both hedging and non-hedging purposes. Derivatives may include futures, options, forward contracts, swaps, and structured notes. These derivatives, including those used to manage risk, are themselves subject to risks of the different markets in which they trade and, therefore, may not serve their intended purposes.

Main Investing Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). In particular, the Fund may, but is not required to, buy or sell foreign curren-cies and options and futures contracts on foreign currencies for hedging pur-poses in connection with its foreign investments.
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and
table provide an
indication of risk
by showing the vari-
ability of the
Fund's historical
returns.




                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                              1996         12.12%
                              1997         -0.47%
                              1998          8.19%
                              1999         28.29%

Best quarter: quarter ended 12/21/98 20.89%
Worst quarter: quarter ended 9/30/98 -20.56%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                          Past One Year Life of Fund
                                        (since 1/9/95)
------------------------------------------------------
 Class A                  20.91%        9.55%
------------------------------------------------------
 MSCI All Country World   30.91%        12.38%
 EX-US Index
------------------------------------------------------
 MSCI EAFE Index          26.96%        12.83%

--------------------------------------------------------------------------------

------

Global Equity Fund
Investment Goal and Strategies

The investment objective of the Global Equity Fund is long-term capital appre-ciation. To achieve this objective, Founders Asset Management, LLC ("Found-ers"), the Fund's subadvisor, invests in a globally diversified portfolio of equity securities.

The Fund normally invests at least 65% of total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as the United States, and emphasizes common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The Fund's portfolio will always invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

Main Investing Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ments in growth stocks)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and
table provide an
indication of risk
by showing the vari-
ability of the
Fund's historical
returns.




                                    [GRAPH]

Calendar Year Total Returns for C shares
Annual Total Return

                              1991         11.34%
                              1992         -2.87%
                              1993         29.56%
                              1994          1.20%
                              1995          6.43%
                              1996         10.71%
                              1997         19.98%
                              1998         10.59%
                              1999          2.33%

Best quarter: quarter ended 12/31/98 15.23%
Worst quarter: quarter ended 9/30/98 -14.52%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                    Past      Past        Life of Fund
                     One Year  Five Years (since 11/1/90)
---------------------------------------------------------
 Class C             1.33%     9.85%       9.37%
---------------------------------------------------------
 MSCI WORLD Index   24.93%    19.76%      14.88%

--------------------------------------------------------------------------------

                                                                         ------

Small Cap Growth Fund
Investment Goal and Strategies

The investment objective of the Small Cap Growth Fund is maximum capital appreciation. Credit Suisse Asset Management, LLC ("CSAM"), the Fund's subadvisor, pursues this objective by investing primarily in equity securities of U.S. companies. The focus of the Fund is emerging growth companies, which often are small or medium-size companies (those with market capitalizations of $250 million to $4 billion, with growth characteristics such as positive earn-ings and potential for accelerated growth.

The Fund may also invest in high-quality bonds, and, to a certain extent, in foreign securities.

The Fund is not "diversified," which means that it may invest in a relatively small number of issuers of securities, and its value may be affected very significantly by the change in value of a single security.

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with investing in smaller companies)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign investments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regu-lar basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of securities increases investment risks)

The bar chart and table
provide an indication
of risk by showing the
variability of the
Fund's historical
returns.




                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                              1999         73.13%

Best quarter: quarter ended 12/31/99 45.94%
Worst quarter: quarter ended


-------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                       Past One Year Life of Fund
                                     (since 1/6/98)
---------------------------------------------------
 Class A               63.18%        28.58%
---------------------------------------------------
 Russell 2000 Growth   43.09%        20.35%

-------------------------------------------------------------------------------


------

Mid Cap Growth Fund
Investment Goal and Strategies

The investment objective of the Mid Cap Growth Fund is to seek long term capi-tal appreciation. INVESCO Funds Group, Inc. ("INVESCO"), the Fund's subadvisor, invests primarily in common stocks of mid-sized companies--those with market capitalizations ranging from approximately $2 billion to $15 billion at the time of purchase--but also has the flexibility to invest in other types of securities including preferred stocks, convertible securities and bonds. The core of the Fund's portfolio will be invested in securities of established com-panies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio will be invested in securities of com-panies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that the subadviser believes will lead to rapid sales or earnings growth. The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and mon-etary conditions. Consequently, the Fund's investments will usually be bought and sold frequently, which may cause the Fund to incur higher trading costs and/or to have a relatively high amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table
provide an indication
of risk by showing the
variability of the
Fund's historical
returns.




                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                              1997         15.89%
                              1998         29.65%
                              1999         32.20%

Best quarter: quarter ended 12/31/99 30.15%
Worst quarter: quarter ended 9/30/98 -16.39%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                      Past One Year Life of Fund
                                    (since 3/4/96)
--------------------------------------------------
 Class A              24.60%        19.33%
--------------------------------------------------
 S&P MidCap           14.72%        20.64%
 400 Index
--------------------------------------------------
 Russell 2000 Index   21.26%        13.70%

--------------------------------------------------------------------------------


                                                                         ------

Large Cap Growth Fund
Investment Goal and Strategies

The investment objective of the Large Cap Growth Fund is to seek long-term cap-ital growth. To achieve this goal, Founders Asset Management LLC ("Founders"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in the common stocks of well-established, high-quality growth companies whose earnings are expected by Founders to increase faster than the market average. High qual-ity companies are companies that Founders believe have solid balance sheets, strong management teams, consistent earnings growth and market leadership in their industry.

The Fund may invest in other types of equity securities, such as preferred stocks and convertible securities, that offer opportunities for capital appre-ciation. The Fund may also invest in high-quality bonds. The Fund may invest up to 100% of its total assets in American Depositary Receipts (ADRs) and up to 30% of its total assets in foreign securities (other than ADRs). The Fund may not invest more than 25% of its total assets in any one foreign country.

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with growth stocks)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and
table provide an
indication of risk
by showing the vari-
ability of the
Fund's historical
returns.




                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                              1997         25.37%
                              1998         25.13%
                              1999         38.37%

Best quarter: quarter ended 12/31/99 31.53%
Worst quarter: quarter ended 9/30/98 -13.75%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

           Past One Year Life of Fund
                         (since 3/4/96)
---------------------------------------
 Class A   30.42%        24.39%
---------------------------------------
 S&P 500
 Index     21.04%        26.26%

--------------------------------------------------------------------------------

------

Growth & Income Fund
Investment Goal and Strategies

The investment objective of the Growth & Income Fund is to provide long-term growth of capital and income consistent with prudent investment risk. Welling-ton Management Company, LLP ("Wellington"), the Fund's subadvisor, pursues this objective by investing mostly in a diversified portfolio of common stocks of U.S. issuers that Wellington believes are of high quality. High quality companies are companies that Wellington believes have solid balance sheets, strong management teams, consistent earnings growth and market leadership in their industry. The Fund will typically invest in dividend-paying stocks of larger companies. The Fund may invest up to 20% of its total assets in foreign securities.

To select stocks for the Fund, Wellington assesses a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends, and other related measures of fundamental value. Wellington will also monitor and evaluate the economic and political climate and the principal securities markets of the country in which each company is located.

Main Investing Risks
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with value stocks and the risk that the stocks the Fund buys may stop paying dividends) .Foreign Investment Risk (the risk that the value of the Fund's foreign investments will decline as a result of foreign political, social or economic changes)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and table
provide an indication
of risk by showing the
vari- ability of the
Fund's historical
returns.




                                    [GRAPH]

Calendar Year Total Returns for C shares
Annual Total Return

                              1992          8.29%
                              1993          9.20%
                              1994          2.11%
                              1995         26.78%
                              1996         20.90%
                              1997         31.64%
                              1998         25.39%
                              1999         16.74%

Best quarter: quarter ended 12/31/98 20.07%
Worst quarter: quarter ended 9/30/98 -9.81%


-------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                  Past One Year               Past Five Years               Life of Fund
                                                                            (since 5/1/91)
------------------------------------------------------------------------------------------
 Class C          15.74%                      24.18%                        17.17%
------------------------------------------------------------------------------------------
 S&P 500
 Index            21.04%                      28.54%                        19.80%

-------------------------------------------------------------------------------


                                                                         ------

Science & Technology Fund
Investment Goal and Strategies

The objective of the Science & Technology Fund is long-term growth of capital.

The Fund's subadvisor, T. Rowe Price Associates, Inc., pursues this objective by investing at least 65% of the Fund's assets in the common stocks and equity-related securities of companies that are expected to benefit from scientific breakthroughs and advancements in technology. Some of the industries that are likely to be included in the portfolio are:

 .Chemicals and synthetic materials, including pharmaceuticals

 .Computers, including hardware and software

 .Defense and aerospace

 .E-Commerce

 .Electronics, including hardware, software and components

 .Media and information services

 .Telecommunications

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above average earnings. Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technolo-gy. Investments may also include companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

The Fund may invest up to 30% of its assets in foreign securities, including American Depositary Receipts ("ADRs") and other dollar-denominated foreign securities. The Fund may invest up to 25% in other equity-related securities of science and technology companies, including convertible debt securities and convertible preferred stock. In addition, the Fund may invest in money market securities in order to have cash available for redemptions.

Main Investing Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Science & Technology Company Risk (the risk that the prices of science and technology companies will be particularly volatile)

------

Balanced Fund
Investment Goal and Strategies

The investment objective of the Balanced Fund is current income and capital appreciation. To achieve this goal, INVESCO Funds Group, Inc. ("INVESCO"), the Fund's subadvisor, invests in a combination of common stocks and fixed-income securities, including preferred stocks, convertible securities and bonds. The Fund normally invests the majority of its total assets in U.S. and foreign com-mon stocks and approximately 25% of its assets in investment grade debt securi-ties. The portion of the Fund's portfolio invested in equity securities empha-sizes companies INVESCO believes to have better-than-average earnings growth potential, as well as companies within industries that INVESCO believes are well-positioned for the current and expected economic climate. Since current income is a component of total return, INVESCO also considers companies' divi-dend payout records. Most of these holdings are traded on national stock exchanges or in the over-the-counter market. The Fund may also take positions in securities traded on regional or foreign exchanges. The portion of the Fund's portfolio invested in debt securities may include obligations of the U.S. government, government agencies, and investment grade corporate bonds. Obligations issued by U.S. government agencies may include some supported only by the credit of the issuing agency rather than by the full faith and credit of the U.S. government. The Fund may hold securities of any maturity, with the average maturity of the portfolio varying depending upon economic and market conditions.


The bar chart and
table provide an
indication of risk
by showing the vari-
ability of the
Fund's historical
returns.



                                    [GRAPH]

Calendar Year Total Returns for C shares
Annual Total Return

                              1990        -12.04%
                              1991         21.45%
                              1992         12.89%
                              1993         10.07%
                              1994         -2.80%
                              1995         23.53%
                              1996         10.15%
                              1997         16.30%
                              1998         13.12%
                              1999         -3.78%

Best quarter: quarter ended 6/30/97 10.31%
Worst quarter: quarter ended 9/30/99 -4.30%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                             Past     Past       Past
                             One Year Five Years Ten Years
----------------------------------------------------------
 Class C                     -4.74%   11.49%      7.74%
----------------------------------------------------------
 S&P 500                     21.04%   28.54%     21.24%
 Index
----------------------------------------------------------
 Lehman Brothers Aggregate   -0.83%    7.73%      6.62%
 Bond Index

--------------------------------------------------------------------------------

                                                                        -------

Balanced Fund
Investment Goal and Strategies -- Continued

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

-------

Strategic Income Fund
Investment Goal and Strategies

The investment objective of the Strategic Income Fund is to seek a high level of total return consistent with preservation of capital. To achieve this goal, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in a broad range of fixed-income securities, including investment grade bonds (rated Baa or higher by Moody's and BBB or higher by S&P), U.S. Government and agency obligations, mortgage- backed securities, and U.S., Canadian, and foreign high-risk, high-yield bonds (rated C or higher by Moody's and CC or higher by S&P, or comparable unrated securities, commonly known as "junk bonds"). Up to 25% of the Fund's total assets will be invested in foreign emerging market debt, and up to an additional 25% in non-U.S. dollar bonds. The Fund may invest up to 20% of total assets in equity securities, such as common and preferred stocks, convertible securities, and warrants. The Fund may invest in asset-backed securities, foreign currency, futures and options, illiquid securities (limited to 15% of the Fund's assets), investment compa-nies, loan participations, money market securities, mortgage-related securi-ties, real estate securities, repurchase agreements, reverse repurchase agree-ments, dollar rolls, structured securities, swaps, variable amount master demand notes, variable rate demand notes, and when-issued securities.

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations including, in particular, the risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

The bar chart and
table provide an
indication of risk
by showing the vari-
ability of the
Fund's historical
returns.




                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                              1994         -6.79%
                              1995         18.57%
                              1996         14.82%
                              1997         10.76%
                              1998          0.72%
                              1999          1.36%

Best quarter: quarter ended 6/30/95 8.22%
Worst quarter: quarter ended 3/31/94 -5.76%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                   Past One Year Past Five Years Life of Fund
                                                 (Since 11/1/93)
----------------------------------------------------------------
 Class A           -4.47%        7.73%           5.22%
----------------------------------------------------------------
 Lehman Brothers   -0.83%        7.73%           5.66%
 Aggregate Bond
 Index

--------------------------------------------------------------------------------

                                                                        -------

Core Bond Fund
Investment Goal and Strategies

The investment objective of the Core Bond Fund is to provide a high level of current income consistent with the maintenance of principal and liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in medium to high quality fixed-income securities, or in securities issued or guaranteed by the U.S. Gov-ernment, mortgage-backed, or asset-backed securities (U.S. Government securi-ties are securities issued or guaranteed by the U.S. Government which are sup-ported by the full faith and credit of the U.S. Government, or by the right of the issuer to borrow from the U.S. Treasury, or by the credit of the issuing government agency, or by the authority of the U.S. Government to purchase obli-gations of the agency). A portion of the 65% may be invested in U.S. dollar-denominated fixed-income securities issued by foreign issuers, although the Fund currently intends to limit these investments to no more than 40% of its total assets. These fixed-income securities will be rated investment grade or higher. AGIM will not be required to dispose of a security if its rating is downgraded, however. Up to 10% of the Fund's total assets may be invested in lower quality fixed-income securities, those rated below Baa3 by Moody's and BBB by S&P. Up to 35% of the Fund's total assets may be invested in interest-bearing short-term investments, such as commercial paper, bankers' acceptances, bank certificates of deposit, and other cash equivalents and cash. Equity secu-rities, including common or preferred stocks, convertible securities, and war-rants, may comprise up to 20% of the Fund's total assets. The Fund may invest in depositary receipts, foreign currency, futures and options, illiquid securi-ties (limited to 15% of the Fund's assets), investment companies, loan partici-pations, real estate securities, repurchase agreements, reverse repurchase agreements, dollar rolls, structured securities, variable amount master demand notes, variable rate demand notes, and when-issued securities.


The bar chart and
table provide an
indication of risk
by showing the vari-
ability of the
Fund's historical
returns.




                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                              1992          8.27%
                              1993          9.29%
                              1994         -5.43%
                              1995         18.79%
                              1996          2.17%
                              1997          9.28%
                              1998          7.61%
                              1999         -2.55%

Best quarter: quarter ended 6/30/95 6.23%
Worst quarter: quarter ended 12/31/94 -4.53%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                   Past One Year Past Five Years Life of Fund
                                                 (since 5/1/91)
---------------------------------------------------------------
 Class A           -8.15%        5.56%           5.89%
---------------------------------------------------------------
 100% Lehman       -1.94%        8.16%           7.38%
 Brothers
 Corporate
---------------------------------------------------------------
 50% Lehman        -2.10%        7.80%           7.61%
 Brothers
 Corporate
 50% Lehman
 Brothers
 Government

------------------------------------------

-------
13

Core Bond Fund
Investment Goal and Strategies -- Continued

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

                                                                        -------

U.S. Government Securities Fund
Investment Goal and Strategies

The investment objective of the U.S. Government Securities Fund is to obtain a high level of current income consistent with preservation of capital and main-tenance of liquidity. American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, pursues this objective by emphasizing investments in debt obligations and mortgage-backed securities by such securities and related repurchase agreements).
issued or guaranteed by the U.S. Government or its agencies (including the Gov-ernment National Mortgage Association ("Ginnie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Associa-tion ("Fannie Mae")), and in derivative investments (such as privately-issued mortgage obligations collateralized by such securities and related repurchase agreements).

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)


The bar chart and
table provide an
indication of risk
by showing the vari-
ability of the
Fund's historical
returns.




                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                              1990          8.22%
                              1991         13.36%
                              1992          6.63%
                              1993          7.64%
                              1994         -1.59%
                              1995         15.28%
                              1996          3.04%
                              1997          7.99%
                              1998          6.86%
                              1999         -0.96%

Best quarter: quarter ended 6/30/95 5.42%
Worst quarter: quarter ended 3/31/94 -1.65%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

                                 Past     Past       Past
                                 One Year Five Years Ten Years
--------------------------------------------------------------
 Class A                         -6.66%   5.03%      6.97%
--------------------------------------------------------------
 Merrill Lynch 1-10 year          0.55%   6.9%          %
 Government Index

------------------------------------------

-------

Money Market Fund
Investment Goal and Strategies

The investment objective of the Money Market Fund is to obtain maximum current income consistent with preservation of principal and liquidity. American Gen-eral Investment Management, L.P. ("AGIM") is, the Fund's subadvisor. The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. In accordance with Rule 2a-7 of the Investment Company Act, such securities must mature in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. The investments of the Fund may include securities issued or guaran-teed by the U.S. Government (and its agencies or instrumentalities), certifi-cates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion, commercial paper sold by corporations and finance com-panies, corporate debt obligations with remaining maturities of 13 months or less, repurchase agreements, money market instruments of foreign issuers pay-able in U.S. dollars (limited to no more than 20% of the fund's net assets), asset-backed securities, loan participations, adjustable rate securities, Vari-able Rate Demand Notes, illiquid and restricted securities (limited to 10% of the Fund's net assets at all times), and Rule 144A securities. The Fund may invest in investment companies, real estate securities, and reverse repurchase agreements.

Main Investing Risks
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The bar chart and
table provide an
indication of risk
by showing the vari-
ability of the
Fund's historical
returns.




                                    [GRAPH]

Calendar Year Total Returns for A shares
Annual Total Return

                              1990          5.70%
                              1991          5.97%
                              1992          3.42%
                              1993          2.76%
                              1994          3.88%
                              1995          5.66%
                              1996          5.08%
                              1997          5.19%
                              1998          5.05%
                              1999          4.62%

Best quarter: quarter ended 6/30/91 1.64%
Worst quarter: quarter ended 6/30/93 0.66%


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 12/31/99

           Past     Past       Past
           One Year Five Years Ten Years
----------------------------------------
  Class A  4.62%    5.12%      4.73%

--------------------------------------------------------------------------------

                                                                        -------

Mid Cap Value Fund
Investment Goal and Strategies

The investment objective of the Mid Cap Value Fund is to seek capital growth. Neuberger Berman Management, Inc. ("NBM"), the Fund's subadvisor, pursues this objective by investing at least 65% of the Fund's total assets in equity secu-rities of medium capitalization companies using a value-oriented investment approach.

Medium capitalization companies include companies with the characteristics of companies included in the Russell Midcap(TM) Index. As of December 31, 1999, the largest company included in the Russell Midcap(TM) Index had an approximate market capitalization of $36.84 billion, while the average market capitaliza-tion was approximately $4.4 billion.

NBM chooses securities it believes are undervalued based on strong fundamen-tals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle. When selecting securities for this Fund, NBM also considers other factors, including ownership by a company's management of the company's stock and the dominance of a company in its particular field. Up to 35% of the Fund's total assets may be invested in other equity securities, including common and preferred stocks, convertible securities, and related equities. The Fund may invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow that it will be able to experience significant improvement in performance by investing in IPOs. The Fund will be actively traded, which will be reflected in its portfolio turnover rate. The Fund's active trading strategy may cause the Fund to incur higher trading costs and/or have a relatively high amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Investing Risks
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks of investing in IPOs) .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

-------

Stock Index Fund
Investment Goal and Strategies

The Stock Index Fund seeks to provide investment results that are similar to the total return of the S&P 500 Index (the "Index").

The Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation. The Index approximates the general distribution of indus-tries in the U.S. economy, and captures the price performance of a large cross-section of the publicly traded stock market. The Index is capitalization-weighted, meaning that it holds each stock in proportion to its total value in the stock market.

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, pursues this objective by investing in companies that are listed in the Index, except for a small portion in cash, to be available for redemptions. Since it may not be possible for this Fund to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approxi-mate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole.

An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed daily by AGIM for the Fund. If the Fund does not accurately track an index, AGIM will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Investing Risks
 .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Index Risk (the risk that the Fund's performance will not match that of the underlying Index)


                                                                        -------

Small Cap Index Fund
Investment Goal and Strategies

The Small Cap Index Fund seeks to provide investment results that are similar to the total return of the Russell 2000(R) Index (the "Index").

The Index is a sub-index of the Russell 3000(R) Index, which follows the 3,000 largest U.S. companies based on total market capitalization. The Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents about 8% of the total market capitalization of the Russell 3000(R) Index. The average market capitalization in the Index was $650 million as of December 31, 1999. As of the same date, the largest company in the Index had a market capitalization of nearly $13.04 billion.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests in companies that are listed in the Index, except for a small portion in cash, to be available for redemptions. Since it may not be possible for this Fund to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimiza-tion." This process selects stocks for the fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole.

Generally, an index fund tries to mirror the target index and its performance. An index fund's performance will not exactly march that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed daily by AGIM for the Fund. If the Fund does not accurately track an index, AGIM will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.
Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Investing Risks
 .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally) (including the risks associated with investing in smaller companies)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the subadvisor of a Fund may not produce the desired investment results)

-------

Socially Responsible Fund
Investment Goal and Strategies

The investment objective of the Socially Responsible Fund is to obtain growth of capital.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, will invest at least 80% of the Fund's assets in the equity securities of companies meeting social criteria established for the Fund. To find out which companies meet the Fund's social criteria, AGIM relies on industry classifications and research services such as the Investor Responsibility Research Center ("IRRC").

The Fund does not invest in companies that are significantly engaged in:

 .the production of nuclear energy;

 .the manufacture of weapons or delivery systems;

 .the manufacture of alcoholic beverages or tobacco products;

 .the operation of gambling casinos; or

 .business practices or the production of products that significantly pollute the environment.

The manager of the Socially Responsible Fund determines whether a company "sig-nificantly" engages in prohibited activities by screening the Fund's investable universe against a proprietary database of stocks. Companies in the database generating more than 5% of revenues from any violating activity are not pur-chased by the fund. In addition to this database, the manager uses various other resources to screen out companies whose operations appear to violate the social criteria.

At least once a year, the IRRC surveys state laws to see if there are any new or revised state laws that govern or affect the investments of public funds. If the survey shows that at least 20 states have adopted laws that restrict public funds from being invested in a clearly definable category of investments, this category is automatically added to the Fund's social criteria list.

The manager of the Socially Responsible Fund determines whether a company "sig-nificantly pollutes the environment" by screening the Fund's investable uni-verse against a list of the top 75 global emitters. Emissions data is collected from various sources including, by not limited to, government agencies and com-pany filings. In addition to this list, the manager uses various publications to screen out companies whose operations appear to violate the social criteria.

Up to 20% of the Fund's total assets may be invested in high quality money mar-ket securities and warrants, or in other types of equity securities of compa-nies meeting social criteria, including American Depositary Receipts ("ADRs"), foreign securities, preferred stock, and convertible securities. The Fund may invest in derivatives.

Main Investing Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Social Criteria Risk (the risk that the securities of companies meeting the Fund's criteria will underperform the market generally)

                                                                        -------

High Yield Bond Fund
Investment Goal and Strategies

The High Yield Bond Fund seeks the highest possible total return consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in below-investment grade U.S. and foreign junk bonds. These high yield-ing, high risk fixed-income securities are rated below Baa3 by Moody's and BBB-by S&P. Up to 15% can be rated below Caa3 by Moody's or CCC- by S&P. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities.

The Fund may invest up to 35% in investment grade securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash interest), and up to 20% of total assets in equity securities. Equity securi-ties include common or preferred stocks, warrants, and convertible securities. AGIM is not required to dispose of a bond that is downgraded to below-invest-ment grade.

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

-------

Aggressive Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, seeks growth through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors seeking the potential for capital growth that a fund investing predominately in equity securities may offer.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment deci-sion that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The
Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. We have based the target investment percent-ages for the Fund on the degree to which we believe the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. We may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

International Equity Securities                                         15%-35%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S. companies.)

Domestic Equity Securities                                              60%-80%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of small capitalization companies.)
  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities of medium capitalization companies.)
  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities of large capitalization companies.)

Bonds                                                                   5%-15%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income securities.)

                                                                        -------

Moderate Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management. L.P. ("AGIM"), the Fund's subadvisor, seeks growth and current income through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the substantial market risks of the Growth Lifestyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. We have based the target investment percentages for the Fund on the degree to which we believe the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. We may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

International Equity Securities                                         10%-20%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S. companies.)

Domestic Equity Securities                                              35%-65%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of small capitalization companies.)
  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities of medium capitalization companies.)
  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities of large capitalization companies.)

Bonds                                                                   25%-45%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income securities.)

-------

Conservative Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, seeks current income and low to moderate growth of capital through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the market risks of either the Growth Lifestyle Fund or the Moderate Growth Lifestyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. We have based the target investment percentages for the Fund on the degree to which we believe the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. We may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time. The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)

International Equity Securities                                         5%-15%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S. companies.)

Domestic Equity Securities                                              20%-50%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of small capitalization companies.)
  Underlying Funds:
  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities of medium capitalization companies.)
  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities of large capitalization companies.)

Bonds                                                                   45%-65%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income securities.)

                                                                        -------

Descriptions of Main Investing Risks

The value of your investment in a Fund can change for many reasons, and may decrease. The primary reasons for possible decreases in a Fund's value are called "Main Investing Risks," and are explained in this section. Because the types of investments a Fund may change over time, the types of risks affecting the Fund will change as well. Section II of the Prospectus includes more information about other risks that might affect the Funds' values.

Non-Diversification Risk
Investment professionals believe that investment risk can be reduced through diversification, which is simply the practice of choosing more than one type of investment. On the other hand, concentrating investments in a smaller number of securities increases risk.

Credit Risk
Credit risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income securi-ty, or the counterparty to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Debt securities rated in one of the four highest rating categories by a rating agency (and com-parable unrated securities) are known as "investment grade." Debt securities rated below the four highest rating categories by a rating agency (and compara-ble unrated securities) are known as "lower-rated" or junk bonds." Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality (generally known as junk bonds) have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.

Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default.

Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Currency Risk
Funds that invest in securities that are denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, it is the risk that the U.S. dollar will decline in value relative to the currency hedged.

Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the change in value of an underlying asset, reference rate or index. When the value of the underlying security or index changes, the value of the derivative changes as well. As a result, derivatives can lose all of their value very quickly. Derivatives involve credit risk if the other party to the derivative should fail to meet its obligations to the Fund. Additional risks associated with derivatives include imperfect correlation (between the values of the derivative and the underlying investment) and improper valuation. Derivatives risk for some Funds will be increased by their investments in structured secu-rities.

Equity Risk
Equity securities, such as a company's common stock, may fall in value in response to factors relating to the issuer, such as management decisions or falling demand for a company's goods or services. Additionally, factors affect-ing a company's particular

-------
industry, such as increased production costs, may affect the value of its equity securities. Equity securities also rise and fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology.

Growth stocks are the stocks of companies that have earnings that are expected to grow relatively rapidly. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Value stocks are the stocks of companies that are not expected to experience significant earnings growth, but that are undervalued, or are inexpensive rela-tive to the value of the company and its business as a whole. These companies may have experienced recent troubles that have caused their stocks to be out of favor with investors. If the market does not recognize the value of the company over time, the price of its stock may fall, or simply may not increase as expected.

Market capitalization refers to the total value of a company's outstanding stock. Smaller companies with market capitalizations of less than $1 billion or so are more likely than larger companies to have limited product lines, smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stocks may not trade very active-ly, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may be more vulnerable to negative changes than stocks of larger companies.

The risks associated with equity securities are typically higher for equity securities purchased in IPOs. Issuers in IPOs typically have a limited operat-ing history, and the prices of equity securities are often very volatile for some time following an IPO.

Foreign Investment Risk
Funds investing in foreign securities may experience rapid changes in value. One reason for this volatility is that the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Also, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significant-ly, from U.S. standards.

The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropria-tion (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.

Interest Rate Risk (Market Risk)
Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset backed securities. Debt securi-ties are obligations of the issuer to make payments of principal and/ or inter-est on future dates. As interest rates rise, an investment in a Fund can lose value, because the value of the securities the Fund holds may fall.

Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mort-gage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

Liquidity Risk
Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at a fair price. Liquidity risk increases for Funds investing in derivatives, foreign investments or restricted securities.

                                                                        -------

Management Risk
Management risk is the risk that the subadvisor of a Fund, despite using vari-ous investment and risk analysis techniques, may not produce the desired investment results.

Social Criteria Risk
This risk applies only to the Socially Responsible Fund. If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments, even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds hav-ing no such criteria.

Science & Technology Company Risk
Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The poten-tial for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primar-ily on these stocks is, therefore, likely to be much more volatile.

-------

Section II:

  Fees and Expenses of the North American Funds--Institutional Class I Shares and Institutional Class II Shares*

  This table describes the fees and expenses that you may pay if you invest in the Funds.

  *Institutional Class II Shares are offered only by the Core Bond Fund and the High Yield Bond Fund.

Shareholder Fees (fees paid directly from your investment)

                                                   Institutional Institutional
                                                      Class I     Class II/1/
------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                    None          None
Maximum Deferred Sales Charge (as a percentage of
original purchase price or redemption price,
whichever is lower)                                    None          None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
                                                   Institutional Institutional
Fund                                                  Class I      Class II
------------------------------------------------------------------------------
International Small Cap Fund
 Management Fees                                       1.05%
 Other Expenses                                        1.02%
  Total Annual Fund Operating Expenses/2/              2.07%
------------------------------------------------------------------------------
International Equity Fund
 Management Fees                                       0.90%
 Other Expenses                                        0.91%
  Total Annual Fund Operating Expenses/2/              1.81%
------------------------------------------------------------------------------
Global Equity Fund
 Management Fees                                       0.88%
 Other Expenses                                        0.78%
  Total Annual Fund Operating Expenses/2/              1.66%
------------------------------------------------------------------------------
Small Cap Growth Fund
 Management Fees                                       0.95%
 Other Expenses                                        0.84%
  Total Annual Fund Operating Expenses/2/              1.79%
------------------------------------------------------------------------------
Mid Cap Growth Fund
 Management Fees                                       0.93%
 Other Expenses                                        0.79%
  Total Annual Fund Operating Expenses/2/              1.72%
------------------------------------------------------------------------------

                                                                        -------

                                          Institutional Institutional
Fund                                         Class I      Class II
---------------------------------------------------------------------
Large Cap Growth Fund
 Management Fees                              0.90%
 Other Expenses                               0.82%
  Total Annual Fund Operating Expenses/2/     1.72%
---------------------------------------------------------------------
Growth & Income Fund
 Management Fees                              0.73%
 Other Expenses                               0.56%
  Total Annual Fund Operating Expenses/2/     1.29%
---------------------------------------------------------------------
Science & Technology Fund
 Management Fees                              0.90%
 Other Expenses                               1.25%
  Total Annual Fund Operating Expenses/2/     2.15%
---------------------------------------------------------------------
Balanced Fund
 Management Fees                              0.78%
 Other Expenses                               0.65%
  Total Annual Fund Operating Expenses/2/     1.43%
---------------------------------------------------------------------
Strategic Income Fund
 Management Fees                              0.75%
 Other Expenses                               0.75%
  Total Annual Fund Operating Expenses/2/     1.50%
---------------------------------------------------------------------
Core Bond Fund
 Management Fees                              0.60%         0.60%
 Other Expenses                               0.69%         0.44%
  Total Annual Fund Operating Expenses/2/     1.29%         1.04%
---------------------------------------------------------------------
U.S. Government Securities Fund
 Management Fees                              0.60%
 Other Expenses                               0.69%
  Total Annual Fund Operating Expenses/2/     1.29%
---------------------------------------------------------------------
Money Market Fund
 Management Fees                              0.20%
 Other Expenses                               0.97%
  Total Annual Fund Operating Expenses/2/     1.17%
---------------------------------------------------------------------

-------

                                           Institutional Institutional
Fund                                          Class I      Class II
----------------------------------------------------------------------
Mid Cap Value Fund
 Management Fees                               0.90%
 Other Expenses                                0.85%
  Total Annual Fund Operating Expenses/2/      1.75%
----------------------------------------------------------------------
Stock Index Fund
 Management Fees                               0.27%
 Other Expenses                                0.91%
  Total Annual Fund Operating Expenses/2/      1.18%
----------------------------------------------------------------------
Socially Responsible Fund
 Management Fees                               0.65%
 Other Expenses                                1.03%
  Total Annual Fund Operating Expenses/2/      1.68%
----------------------------------------------------------------------
High Yield Bond Fund
 Management Fees                               0.83%         0.83%
 Other Expenses                                0.80%         0.55%
  Total Annual Fund Operating Expenses/2/      1.63%         1.38%
----------------------------------------------------------------------
Aggressive Growth Lifestyle Fund
 Management Fees                               0.10%
 Other Expenses                                   0%
  Total Annual Fund Operating Expenses/2/      0.10%
 Estimated Total Annual Combined Operating
 Expenses/3/                                   1.77%
----------------------------------------------------------------------
Small Cap Index Fund
 Management Fees                               0.28%
 Other Expenses                                1.34%
  Total Annual Fund Operating Expenses         1.62%
----------------------------------------------------------------------

                                                                        -------

                                           Institutional Institutional
Fund                                          Class I      Class II
----------------------------------------------------------------------
Moderate Growth Lifestyle Fund
 Management Fees                               0.10%
 Other Expenses                                   0%
  Total Annual Fund Operating Expenses/2/      0.10%
 Estimated Total Annual Combined Operating
 Expenses/3/                                   1.65%
----------------------------------------------------------------------
Conservative Growth Lifestyle Fund             0.10%
 Management Fees                                  0%
 Other Expenses
  Total Annual Fund Operating Expenses/2/      0.10%
 Estimated Total Annual Combined Operating
 Expenses/3/                                   1.56%
----------------------------------------------------------------------

1 Only the Core Bond Fund and the High Yield Bond Fund offer Institutional
  Class II Shares.

2 Fund fees and expenses are currently being voluntarily waived and/or reim-bursed by AGAM such that the Funds have the following net total annual operat-ing expenses:

                                 Institutional Institutional
                                    Class I      Class II
------------------------------------------------------------
International Small Cap Fund         1.95%
------------------------------------------------------------
International Equity Fund            1.80%
------------------------------------------------------------
Global Equity Fund                   1.65%
------------------------------------------------------------
Small Cap Growth Fund                1.72%
------------------------------------------------------------
Mid Cap Growth Fund                  1.68%
------------------------------------------------------------
Large Cap Growth Fund                1.67%
------------------------------------------------------------
Growth & Income Fund                 N/A
------------------------------------------------------------
Science & Technology Fund            1.35%
------------------------------------------------------------
Balanced Fund                        1.41%
------------------------------------------------------------
Strategic Income Fund                1.45%
------------------------------------------------------------
Core Bond Fund                       1.20%         0.95%
------------------------------------------------------------
U.S. Government Securities Fund      1.15%
------------------------------------------------------------
Money Market Fund                    0.95%
------------------------------------------------------------
Mid Cap Value Fund                   1.68%
------------------------------------------------------------
Stock Index Fund                     0.90%
------------------------------------------------------------
Socially Responsible Fund            1.90%
------------------------------------------------------------
High Yield Bond Fund                 1.45%         1.13%
------------------------------------------------------------
Small Cap Index Fund                 0.90%
------------------------------------------------------------

-------

3 These estimates are based upon the Funds' expenses shown above and the expenses of the Underlying Funds' Institutional Class I shares shown in the prospectus for such shares. The estimates assume the following constant allo-cation by the Funds of their assets among the Underlying Funds:

                              Agressive Growth Moderate Growth Conservative Growth
                               Lifestyle Fund  Lifestyle Fund    Lifestyle Fund
       International Equity          25%              15%                8%
       Fund
       Small Cap Growth Fund         20%              13%                8%
       Mid Cap Value Fund            10%               9%                6%
       Mid Cap Growth Fund            5%               3%                2%
       Large Cap Growth Fund         20%              15%               13%
       Growth & Income Fund          10%              15%               13%
       Core Bond Fund                10%              30%               50%
       High Yield Bond Fund           0%               0%                0%

  The Funds' actual expenses may be higher or lower as a result of their allo-cation of its assets among the Underlying Funds, the expenses of the Under-lying Funds, and/or the Funds' own expenses.

By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

The examples assume that you:

  . Invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
  . Your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                          1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------
International Small Cap Fund
 Institutional Class I Shares  $210   $649   $1,114   $2,400
-------------------------------------------------------------
International Equity Fund
 Institutional Class I Shares   184    569      980    2,127
-------------------------------------------------------------
Global Equity Fund
 Institutional Class I Shares   169    523      902    1,965
-------------------------------------------------------------
Small Cap Growth Fund
 Institutional Class I Shares   182    563      970    2,105
-------------------------------------------------------------
Mid Cap Growth Fund
 Institutional Class I Shares   175    542      933    2,030
-------------------------------------------------------------

                                                                        -------

Fund                                1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------
Large Cap Growth Fund
 Institutional Class I Shares        $175   $542     $933   $2,030
-------------------------------------------------------------------
Growth & Income Fund
 Institutional Class I Shares         131    409      708    1,556
-------------------------------------------------------------------
Science & Technology Fund
 Institutional Class I Shares         218    673    1,154    2,483
-------------------------------------------------------------------
Balanced Fund
 Institutional Class I Shares         146    452      782    1,713
-------------------------------------------------------------------
Strategic Income Fund
 Institutional Class I Shares         153    474      818    1,791
-------------------------------------------------------------------
Core Bond Fund
 Institutional Class I Shares         131    409      708    1,556
 Institutional Class II Shares        106    331      574    1,271
-------------------------------------------------------------------
U.S. Government Securities Fund
 Institutional Class I Shares         131    409      708    1,556
-------------------------------------------------------------------
Money Market Fund
 Institutional Class I Shares         119    372      644    1,420
-------------------------------------------------------------------
Mid Cap Value Fund
 Institutional Class I Shares         178    551      949    2,062
-------------------------------------------------------------------
Stock Index Fund
 Institutional Class I Shares         120    375      649    1,432
-------------------------------------------------------------------
Socially Responsible Fund
 Institutional Class I Shares         171    530      913    1,987
-------------------------------------------------------------------
High Yield Bond Fund
 Institutional Class I Shares         166    514      887    1,933
 Institutional Class II Shares        140    437      755    1,657
-------------------------------------------------------------------
Aggressive Growth Lifestyle Fund
 Institutional Class I Shares          10     32       56      128
-------------------------------------------------------------------
Moderate Growth Lifestyle Fund
 Institutional Class I Shares          10     32       56      128
-------------------------------------------------------------------
Conservative Growth Lifestyle Fund
 Institutional Class I Shares          10     32       56      128
-------------------------------------------------------------------

-------

More Information About
Investment Strategies and Risks

This Prospectus does not attempt to disclose all of the different investment techniques that the Funds might use, or all of the types of securities in which the Funds might invest. As with any mutual fund, investors must rely on the professional judgment and skill of the Funds' management. A subadvisor may choose not to use some or all of the investment techniques available to a Fund, and these choices may cause the Fund to lose money or not achieve its goal.

Each Fund has a unique investment goal (see the Fund Summaries) that it tries to achieve through its investment strategies. The investment goals, or objec-tives, of the Funds cannot be changed without the approval of the holders of a majority of the outstanding shares of each Fund. However, except as noted for certain investment restrictions, the strategies a Fund uses to achieve its investment objective may be changed by the Trustees without approval of the shareholders. Because each Fund is different, they have different investment policies and risks, and will also have different returns over time. This sec-tion provides additional information about the Funds, and should be read in conjunction with the Fund Summaries.

International Small Cap Fund
The Fund may invest without limit in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets.

The Fund may invest a significant portion of its assets in the securities of small companies. The securities of small companies may have limited marketabil-ity and may experience more abrupt or erratic movements in price than securi-ties of larger companies or the market averages in general. Because of this, the net asset value of the International Small Cap Fund may fluctuate more widely than popular market averages.

The Fund may also invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation.

The Fund may invest in investment-grade bonds, debt securities and corporate obligations. For purposes of this Fund, investment grade securities are those rated Baa or higher by Moody's, or BBB or higher by S&P. The Fund may choose to invest in lower-rated convertible securities and preferred stocks (securities rated Ba or lower by Moody's and BB or lower by S&P). The Fund may also invest in unrated convertible securities and preferred stocks if Founders believes they are equivalent in quality to the rated securities that the Fund may buy.

The Fund will not invest more than 5% of its total assets in unrated or below investment-grade fixed-income securities, with the exception of preferred stocks. If the Fund holds securities that are downgraded to below investment grade after they are purchased, the Fund does not have to sell them unless the Fund's investments in unrated and below investment grade securities are equal to or greater than 5% of total fund assets.

Since the Fund's assets will be invested primarily in foreign securities and since substantially all of the Fund's revenues will be received in foreign cur-rencies, the Fund's net asset values will be affected by changes in currency exchange rates. The Fund will pay dividends in dollars and will incur currency conversion costs.

                                                                        -------

International Equity Fund
MSAM's Active International Allocation team analyzes both the global economic environment and the economies of the industrialized countries comprising the MSCI Europe, Australasia, Far East (EAFE) Index. EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. MSAM views each country and sector as unique investment opportunities and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and currency outlook. After determining to invest in a country or sector, MSAM establishes overweight, underweight or neutral positions relative to the broad market index for that country or sector. Within the countries or sectors selected for investment, MSAM purchases optimized baskets of equity securities designed to track the local market index. The Fund does not invest in securities of U.S. issuers. MSAM considers an issuer to be from a particular country if: (i) its principal securities trading market is in that country;
(ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in that country; or (iii) it is organized under the laws of, and has a principal office in, that country.

The Fund will limit its use of derivatives for non-hedging purposes to 33 1/3% of its total assets measured by the aggregate notional amount of outstanding derivatives. While the use of derivatives may be advantageous to the Fund, if MSAM is not successful in employing them, the Fund's performance may be worse than if it did not make such investments.

The Fund may invest in emerging market countries and, with regard to such investments, make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market countries may be more likely to experience political turmoil or rapid changes in economic conditions than more developed countries, and the financial condition of issuers in emerging market countries may be more precarious than in other countries. The characteristics result in greater risk of price volatility in emerging market countries, which may be heightened by currency fluctuations relative to the U.S. dollar.

Global Equity Fund
The Fund invests primarily in equity securities of issuers throughout the world, including issuers in the U.S. and emerging market countries.

The Fund may also invest in money market instruments. Although the Fund intends to invest primarily in securities listed on stock exchanges, it will also invest in equity securities that are traded over-the-counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. Pri-vately traded securities may have additional liquidity risks. The Fund may also engage in forward foreign currency transactions and purchase when-issued or delayed delivery securities.

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35

Small Cap Growth Fund
The Fund will usually invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- or medium-sized companies beyond their start-up phase showing positive earnings or the potential for accelerated earnings growth.

Although the Fund will typically invest in smaller companies, the Fund may invest in emerging growth companies of any size. Emerging growth companies gen-erally benefit from new products or services, technological developments, changes in management or other factors. The Fund may also invest in companies experiencing unusual developments affecting their market value, called "special situation" companies. These companies may be involved in acquisitions or con-solidations, reorganization, recapitalization, mergers, liquidation, or distri-bution of cash, securities or other assets, tender or exchange offers, a breakup or workout of a holding company, lawsuits which, if resolved favorably, would improve the value of the company's stock, or a change in corporate con-trol.

The Fund may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock. The Fund may also invest up to 20% of its total assets in the securities of foreign issuers, which have certain risks associated with them. The Fund's status is non-diversified , although its port-folio managers have typically diversified the Fund's investments.

The interest income to be derived may be considered as one factor in selecting debt securities for investment. Because the market value of debt obligations can be expected to vary inversely with changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital apprecia-tion when interest rates are expected to decline. The success of such a strat-egy is dependent upon the manager's ability to accurately forecast changes in interest rates.

A security will be considered investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined by the manager to be of comparable quality. Bonds rated in the fourth highest grade may have speculative characteristics. If a security held by the Fund is no longer rated, or is rated below the Fund's minimum allowed rating, the manager factors this information into the decision about whether the Fund should continue to hold the securities. The Fund can normally invest up to 20% of its total assets in domestic and foreign short-term money market obligations.

Investing in securities of emerging growth and small-sized companies can involve greater risks because these securities may have limited marketability. Because small and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell large numbers of shares without affecting current prices. Small- and medium-sized companies are typically subject to a greater degree of changes in earn-ings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. And companies with small market capitalizations may also be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group.

The Fund may invest in derivatives.

                                                                        -------

Mid Cap Growth Fund
The Fund invests in equity securities, including common and preferred stocks, and securities that can be converted into or exchanged for equity securities, including warrants and rights. The Fund will typically invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

To give the Fund the flexibility to take advantage of new opportunities that can help to meet the Fund's investment objectives, the Fund can invest up to 15% of its net assets in money market instruments, bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, variable rate master demand notes and repurchase agreements.

The Fund may invest up to 20% of its total assets in foreign securities and will be subject to certain risks as a result of these investments. The Fund may also purchase American Depositary Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the 20% foreign securi-ties limitation.

The Fund may invest in derivatives.
Large Cap Growth Fund
At least 65% of the Fund's total assets will be invested in common stocks of well-established, high-quality growth companies. The Fund may also invest in convertible securities, preferred stocks, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Although these securities may produce current income, income will not be a substantial factor in selecting these securities.

The Fund may invest in investment grade bonds, debentures and corporate obliga-tions rated Baa or higher by Moody's or BBB or higher by S&P. The Fund may choose to invest in lower-rated (Ba or lower by Moody's and BB or lower by S&P) convertible and preferred stocks but not rated below B. The Fund may also invest in unrated convertible securities and preferred stocks if Founders believes that they are equivalent in quality to the rated securities the Fund may buy.

The Fund will never have more than 5% of its total assets invested in unrated or below-investment-grade fixed income securities, with the exception of pre-ferred stocks. If the Fund holds securities that are downgraded after they are purchased, the Fund does not have to sell them unless the Fund assets in unrated and blow investment-grade securities reaches 5% of total assets.

The Fund is also permitted to use forward foreign currency contracts and futures contracts. The Fund may also purchase and/or write options on securi-ties and on indices, and may invest in Rule 144A securities.

Growth & Income Fund
Wellington Management seeks to achieve the Fund's objective by investing pri-marily in a diversified portfolio of common stocks of U.S. issuers which Wel-lington Management believes are of high quality. Wellington Management believes that high quality companies are evidenced by a leadership position within an industry, a strong or improving balance sheet, relatively high return on equi-ty, steady or increasing dividend payout, and strong management skills. The Fund's investments will emphasize primarily dividend paying stocks of larger companies. The Fund may invest in securities that can be converted into, or that include the right to buy common stocks, including convertible securities issued in the Euromarket and preferred stocks. The Fund may also invest in mar-ketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or S&P, or unrated securities considered to be of equivalent quality in Wellington Manage-ment's judgment. Under normal market conditions, the subadvisor expects that the Fund's portfolio will consist primarily of equity securities.

The Fund may invest in derivatives.

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37

Balanced Fund
The Fund may invest in convertible securities, preferred stocks, bonds, deben-tures, and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income is also a factor in the selection of these securities.

The Fund may invest without limit in ADRs and up to 30% of its total assets in foreign securities (other than ADRs). The Fund will not invest more than 25% of its total assets in the securities of any one foreign country. The Fund will be subject to special risks as a result of its ability to invest up to 30% of its total assets in foreign securities, excluding ADRs.

The Fund may invest in derivatives.

Strategic Income Fund
The Fund may invest in debt obligations issued or guaranteed by a foreign sov-ereign government or one of its agencies or political subdivisions, and debt obligations issued or guaranteed by international organizations designated or supported by governmental entities to promote economic reconstruction or devel-opment and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. These securities may be denomi-nated in multi-national currency units.

The purpose of investing a portion of the Fund's assets in below investment grade, mortgage, and international debt securities, is to provide investors with a higher yield than a high-quality domestic corporate bond fund, and with less risk than a fund that invests principally in below investment grade secu-rities. Some of the debt securities the Fund may select may be considered com-parable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC or lower by S&P).

The Fund may invest in derivatives.

Core Bond Fund
Credit research on corporate bonds includes examining both quantitative (mathe-matical) and qualitative criteria established by AGIM. These criteria include an issuer's industry, operating and financial profiles, business strategy, man-agement quality, and projected financial and business conditions.

At least 65% of the Fund's assets will be invested in high quality debt securi-ties. "High quality" debt securities are those rated (at the time of purchase) "A" or better by Moody's or S&P (in the three highest rating tiers), or unrated debt securities considered to be of comparable quality by AGIM. The Fund may only invest up to 20% of its total assets in debt securities rated below "Baa" by Moody's or "BBB" by S&P, or unrated debt securities considered to be of com-parable quality by AGIM. The Fund will not be required to sell any downgraded bonds that cause the Fund to exceed this 20% maximum guideline.

The Fund may invest up to 20% of its assets in domestic and foreign high yield corporate and government debt securities, commonly referred to as "high yield/high risk" or "junk" bonds. These bonds may be rated "B" or below by Moody's (Moody's lowest rating is "C"), or "BB" or below by S&P (S&P's lowest rating is "D"), or they may be unrated but considered to be of comparable qual-ity by AGIM. There is no minimum rating required by the Fund. Domestic and for-eign high yield debt securities involve greater risks than higher quality secu-rities, including price volatility and risk of default in the payment of inter-est and principal.

The Fund may invest in derivatives.

                                                                        -------

U.S. Government Securities Fund
The Fund may invest in:

 .Mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), popularly known as "Ginnie Maes," that are backed by the full faith and credit of the U.S. Government. These are known as a "modified pass through" type of mortgage- backed security ("GNMA Certificates"). These securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages .U.S. Treasury obligations
 .Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. These securities are backed by their own credit, and may not be backed by the full faith and credit of the U.S. Government
 .Mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Cor-poration and the Federal National Mortgage Association;
 .Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government; and .Repurchase agreements collateralized by any of the foregoing.

Money Market Fund
The Fund invests in high quality, U.S. dollar-denominated money market instru-ments, as described on page 16.


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39

Other Risks of Investing in the North American Funds


Although a Fund may have the flexibility to use some or all of the investments or strategies described in this Prospectus and the Statement of Additional Information, its subadvisor may choose not to use these investments or strate-gies for a variety of reasons. These choices may cause a Fund to miss opportu-nities, lose money or not achieve its goal.

High Yield/High Risk Securities
High yield securities (often known as "junk bonds") include debt instruments that have an equity security attached to them. Securities rated below invest-ment grade and comparable unrated securities offer yields that fluctuate over time, but generally offer higher yields than do higher rated securities. Howev-er, securities rated below investment grade also involve greater risks than higher- rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some qual-ity and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Some of the debt securities in which the Funds may choose to invest may be, or may be similar to, the lowest rated non-subordinated debt (securities rated C by Moody's or CCC or lower by S&P). This type of security is very risky, as issuers may not have the ability to repay principal and interest, and may even default. If this should occur, the value of shares of the Fund holding them would likely fall.

Foreign Securities
There are risks associated with investing in foreign securities. These risks include unforeseen changes in tax laws, political changes, and changes in for-eign currency values and exchange rates.

There may be less publicly available information about foreign issuers. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements, which are generally less extensive than the requirements for domestic issuers. Foreign stock markets generally have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile, relative to U.S. issuers. For emerging markets, these risks can be more extreme.

There is frequently less governmental regulation of foreign exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be high-er. In addition, investments in foreign companies may be subject to the possi-bility of nationalization or other changes in policy. Policy changes may allow foreign governments to withhold dividends, expropriate (confiscate, or keep) investment returns, or raise taxes to extremely high levels, among other things. Also, should a foreign issuer default, it may be difficult to recover anything in a bankruptcy proceeding.

Lending Fund Securities
Each Fund may lend up to 33% of its total portfolio assets, or securities, to brokers, dealers and other financial institutions. These loans must be callable (the Fund may ask that the loan be repaid in full) at any time by the Fund. The loans must be at all times fully secured by cash, cash equivalents or securi-ties issued or guaranteed by the U.S. government or its agencies or instrumen-talities, and marked to market (priced at market value) to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collat-eral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the subadvisors to be creditworthy.

Leverage Risk
Funds that borrow money to buy securities are using leverage. Leverage risk is the risk that leverage, or debt, will enable a Fund to buy more of a security that falls in value. In this case, the Fund would still need to repay the money it borrowed. Funds can create leverage, or borrow money, by using different types of techniques including reverse repurchase agreements, dollar rolls, and derivatives including inverse floating rate instruments.

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                                                                              40

Hedging and Other
Strategic Transactions
Individual Funds may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. Hedging is simply believing that certain securi-ties will fall, or rise, in value, and structuring transactions that take advantage of those changes. These transactions are generally used to protect against possible changes in the market value of securities a Fund already owns or plans to buy, to protect unrealized gains or to improve the Fund's return in some way.

Where allowed, individual Funds may purchase and sell (or write) exchange-listed and over-the- counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. This category includes derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index or rate. Interest rate transactions may include swaps, caps, floors and collars, and currency transactions may include currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Frequent Trading
A Fund may buy or sell investments extremely frequently, increasing brokerage commissions and other expenses of the Fund. Frequent trading may also increase the amount of capital gains realized by a Fund, including short-term capital gains, which are generally taxable to shareholders at ordinary income tax rates.

Temporary Defensive Strategies
A Fund's subadvisor may at certain times decide that pursuing the Fund's investment strategies is inconsistent with market conditions. A subadvisor may then employ defensive strategies designed mostly to limit losses. However, the subadvisor may choose not to use defensive strategies, even in volatile or unsettled market conditions. Such defensive strategies may cause the Fund to miss opportunities or to not achieve its goal.


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



                          More about Index Funds and Tracking an Index

The factors that cause a Fund to perform differently from the index it tries to track are called tracking differences. There is no assurance that an Index Fund can track its index.

The coefficient of correlation (r) is an index number which shows how closely two variables are related. If r = 0 there is no tendency for one variable to change with the other. A value of +1 means that one variable will vary exactly with the other. Index funds try to keep their coefficient of correlation as close to 1 as possible.

Tracking accuracy is reviewed daily by the subadvisor for each of the Index Funds. If an Index Fund does not accurately track an index, the subadvisor will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

The index may remove one stock and substitute another, requiring the Fund to do the same. When a stock is sold and the new stock purchased, the Fund incurs transaction costs.The index incurs no transaction costs. Therefore, any index fund portfolio manager cannot match exactly the performance of an index.

An index fund may not buy every single stock in its index or in the same pro-portions as the index. The subadvisor may rely on a statistical selection tech-nique to figure out, of the stocks tracked by their index, how many and which ones to buy. Stocks are bought and sold in response to cash flows into and out of the Fund and when they are added to or dropped from the index. This gener-ally helps to keep brokerage fees and other transaction costs lower than other funds.

                                                                        -------

Management of the Funds


Under the federal securities laws, Massachusetts law and the Trust's Agreement and Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of the Trustees.

American General Asset Management Corp. ("AGAM"), formerly CypressTree Asset Management Corporation, Inc., is the investment adviser for the Trust. AGAM was formed in 1996 to advise, acquire and distribute mutual funds through broker-dealers, banks and other intermediaries. AGAM's address is 286 Congress Street, Boston, Massachusetts 02210.

According to its Advisory Agreement with the Trust (the "Advisory Agreement"),
AGAM:

 .Oversees the administration of all aspects of the business and affairs of the Funds
 .Selects, contracts with and compensates subadvisors to manage the assets of the Funds

The following table shows the management fees each Fund paid (or, in the case of new Funds will pay) to AGAM for the last fiscal year under the Advisory Agreement as a percentage of the Fund's average daily net asset value.

 Funds                              Management
                                    Fees
--------------------------------------------------------------------------
 International Small Cap Fund       1.05%
 International Equity Fund           .90%
 Global Equity Fund                  .88%
 Small Cap Growth Fund               .95%
 Mid Cap Growth Fund                 .93%
 Large Cap Growth Fund               .90%
 Growth & Income Fund                .73%
 Balanced Fund                       .78%
 Strategic Income Fund               .75%
 Core Bond Fund                      .60%
 U.S. Government Securities Fund     .60%
 Money Market Fund                   .20%
 Conservative Growth Lifestyle      0.10%
 Fund
 Aggressive Growth Lifestyle Fund   0.10%
 Moderate Growth Lifestyle Fund     0.10%
 High Yield Bond Fund               0.825% on the first $200 million
                                    0.725% on the next $300 million
                                    0.675% on assets over $500 million
 Mid Cap Value Fund                 0.900% on the first $100 million
                                    0.875% on the next $150 million
                                    0.850% on the next $250 million
                                    0.825% on the next $250 million
                                    0.800% on the assets over $750 million
 Socially Responsible Fund          0.65%
 Stock Index Fund                   0.27% on the first $500 million
                                    0.26% on assets over $500 million
 Small Cap Index Fund               0.28% on the first $500 million
                                    0.27% on assets over $500 million
 Science and Technology Fund        0.90%

--------------------------------------------------------------------------------

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43

 .Makes recommendations to the Trustees regarding the hiring, termination and replacement of subadvisors
 .Reimburses the Fund if the total of certain expenses allocated to any Fund exceeds certain limitations
 .Monitors the subadvisors for compliance with the investment objectives and related policies of each Fund
 .Reviews the performance of the subadvisors
 .Periodically reports to the Trustees


Under an order granted to the Funds by the Securities and Exchange Commission, AGAM is permitted to appoint a subadvisor, to create a subadvisory agreement, and to terminate or amend a subadvisory agreement, in each case without share-holder approval. This "Manager of Managers" structure permits the Funds to change subadvisors or the fees paid to subadvisors without the expense and delays associated with obtaining shareholder approval. AGAM has ultimate responsibility under the Manager of Managers structure to oversee the subadvisors, including making recommendations to the Trust regarding the hir-ing, termination and replacement of subadvisors.

                                                                        -------

Subadvisory Agreements

Wellington Management Company, LLP
Wellington Management Company, LLP, the subadvisor to the Growth & Income Fund ("Wellington Management"), whose principal business address is 75 State Street, Boston, Massachusetts 02109.

Wellington Management and its predecessor organizations have provided invest-ment management services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals since 1928. As of September 30, 1999, Wellington Management had investment management author-ity with respect to approximately $217 billion of assets.

Matthew E. Megargel, Senior Vice President of Wellington Management, has served as fund manager to the Growth & Income Fund since February 1992. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on addi-tional responsibilities as a fund manager in 1988. In 1991, he became solely a fund manager with Wellington Management.

Credit Suisse Asset Management, LLC.
Credit Suisse Asset Management, LLC., the subadvisor to the Small Cap Growth Fund ("CSAM"), is located at 153 E. 53rd Street, New York, New York, 10022.

CSAM is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of November 30, 1999, CSAM managed approximately $60 billion of assets, and together with its global affiliates, managed $168 billion worldwide.

The co-fund managers of the Small Cap Growth Fund are Elizabeth B. Dater and Stephen J. Lurito. Ms. Dater, a managing director, has been fund manager of the Small Cap Growth Fund since its inception and has been a fund manager since 1978. Mr. Lurito, a managing director, has been a fund manager of the Small Cap Growth Fund since its inception and has been with the firm since 1987.

Founders Asset Management, LLC.
Investment decisions for the Large Cap Growth Fund, International Small Cap Fund and Global Equity Funds are made by their subadvisor, Founders Asset Man-agement, LLC, located at 2930 East Third Avenue, Denver, Colorado 80206. Found-ers is a registered investment adviser first established as an asset manager in 1938, and is a subsidiary of Mellon Bank, N.A. As of September 30, 1999, Found-ers had over $7.5 billion of assets under management, including approximately $5.2 billion in mutual fund accounts and $2.3 billion in other advisory accounts.

To facilitate the day-to-day investment management of the Large Cap Growth Fund, International Small Cap Fund, and Global Equity Fund, Founders employs a unique team-and-lead-manager system. The management team is composed of several members of the Investment Department, including lead portfolio managers, port-folio traders and research analysts. Team members share responsibility for pro-viding ideas, information, knowledge and expertise in the management of the Funds. Each team member has one or more areas of expertise that is applied to the management of the Fund. Daily decisions on Fund selection for the Fund rests with a lead fund manager assigned to the Fund.

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45

Tracy P. Stouffer, Vice President of Investments, has been the lead fund man-ager for the International Small Cap Fund since July 1999. Previously, Mr. Stouffer was a vice president and portfolio manager with Federated Global Incorporated from 1995 to July 1999 and a vice president and portfolio manager with Clariden Asset Management from 1988 to 1995.

Thomas M. Arrington, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Scott Chapman, of the Large Cap Growth Fund since December 1998. Mr. Arrington has served as co-port-folio manager to the Global Equity Fund since March 2000. Prior to joining Founders, he was vice president and director of income equity strategy at HighMark Capital Management, a subsidiary of Union BanCal Corp., where he man-aged the HighMark Income Equity Fund, a large-cap fund. He received a bache-lor's degree in economics from the University of California, Los Angeles and an MBA from San Francisco State University.

Scott Chapman, Vice President of Investments, is a Chartered Financial Analyst who has been the co-portfolio manager, along with Thomas Arrington, of the Large Cap Growth Fund since December 1998. Mr. Chapman has served as co-portfo-lio manager to the Global Equity Fund since March 2000. Before joining Found-ers, Chapman was vice president and director of growth strategy for HighMark Capital. He has more than 10 years experience in equity investment management, including security analysis positions with McCullough, Andrews and Cappiello and Cooper Development Co. Chapman received a bachelor of science degree in accounting from Santa Clara University and an MBA in finance from Golden Gate University.

Douglas A. Loeffler, Vice President of Investments, is a Chartered Financial Analyst who has served as the co-portfolio manager of the Global Equity Fund since March, 2000. Mr. Loeffler has been the lead portfolio manager for Dreyfus Founders Worldwide Growth Fund since July, 1999. Prior to joining Founders in 1995, Mr. Loeffler was an investment professional at Scudder, Stevens & Clark for seven years.

INVESCO Funds Group, Inc. ("INVESCO")
INVESCO, with principal offices at 7800 E. Union Blvd., Denver, Colorado 80237, has been the subadvisor to the Balanced Fund and the Mid Cap Growth Fund since March 2000. Established in 1932, INVESCO Funds Group is one of the oldest existing mutual fund management companies in the United States. Some of the world's largest institutions and more than one million individual investors rely on the knowledge of INVESCO's investment specialists. As of December 31, 1999, INVESCO and its affiliates managed approximately $357 billion in assets, including $40 billion in shareholder accounts.

Charles P. Mayer, Director of Investments & Senior Vice President, manages the equity portion of the Balanced Fund. Mr. Mayer, who joined INVESCO in 1993, has been an investment professional since 1969. Mr. Mayer holds a BA from St. Peter's College, and an MBA from St. John's University.

Donovan J. Paul, Senior Vice President, manages the fixed-income portion of the Balanced Fund. Mr. Paul, who joined INVESCO in 1994, has been an investment professional since 1976. Mr. Paul holds a BBA from the University of Iowa, and an MBA from the University of Northern Iowa.

Peter Lovell, Vice President, is a co-manager of the Balanced Fund. Mr. Lovell, who joined INVESCO in 1994, has been an investment professional since 1976. Mr. Lovell holds a BBA from the University of Iowa, and an MBA from the University of Northern Iowa.

Timothy J. Miller, Senior Vice President, manages the Mid Cap Growth Fund. Mr. Miller, who joined INVESCO in 1992, has been an investment professional since 1979. Mr. Miller holds a BSBA from St. Louis University, and an MBA from the University of Missouri.

                                                                        -------

Morgan Stanley Dean Witter Investment Management Inc.
Morgan Stanley Dean Witter Investment Management Inc., with principal offices at 1221 Avenue of the Americas, New York, New York 10020, has been the subadvisor to the International Equity Fund since April 1, 1999. Morgan Stanley Dean Witter Investment Management Inc. in certain instances does business using the name Morgan Stanley Asset Management ("MSAM"). MSAM, a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., conducts a worldwide fund management business, providing a broad range of fund management services to customers in the United States and abroad. As of September 30, 1999, MSAM, together with its affiliated institutional asset management companies, managed investments totaling approximately $173.5 billion.

Ann D. Thivierge shares portfolio management responsibility for the Interna-tional Equity Fund with Barton M. Biggs. Ms. Thivierge is a Managing Director of MSAM. She joined MSAM in 1986 and holds a B.A. in International Relations from James Madison College, Michigan State University, and an M.B.A. in Finance from New York University.

Barton M. Biggs has been Chairman and a director of MSAM since 1980. He is also a director and chairman of various registered investment companies to which MSAM and certain of its affiliates provide investment advisory services. Mr. Biggs holds a B.A. from Yale University and an M.B.A. from New York University.

American General Investment Management, L.P. ("AGIM")
AGIM has been the subadvisor to the Strategic Income Fund, the Core Bond Fund, the U.S. Government Securities Fund, and the Money Market Fund since March, 2000, and of the Stock Index Fund, the Socially Responsible Fund, the High Yield Bond Fund, the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, and the Conservative Growth Lifestyle Fund since inception. AGIM was formed in 1998 as a successor to the investment management division of American General Corporation, and is an indirect wholly-owned subsidiary of American General Corporation. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Accounts managed by AGIM had combined assets, as of December 31, 1999, of approximately $68.9 billion. AGIM is located at 2929 Allen Parkway, Houston, Texas 77019.

Magali E. Azema-Barac is responsible for AGIM's equity group. She heads the team making investment decisions for each of the Index Funds, as well as for the Socially Responsible Fund. Ms. Azema-Barac joined American General in Sep-tember, 1999. Prior to that, she worked on the equity desk of US West Invest-ment Management Company in Englewood, Colorado, where she managed an enhanced equity portfolio.

Steven Guterman, Executive Vice President portfolio manager of the Strategic Income Fund, joined AGIM in 1998. Mr. Guterman served as Managing Director at Salomon Brothers, Inc. from 1996 to 1998 and as Senior Portfolio Manager and head of the U.S. Fixed Income Portfolio Group from 1990 to 1998.

Robert N. Kase, Portfolio Manager, who serves as the portfolio manager of the Core Bond Fund and the U.S. Government Securities Fund, joined AGIM in 1998. Mr. Kase has served as Investment Officer of Variable Annuity Life Insurance Company and Senior Portfolio Manager of AGIM since 1998, and was Senior Portfo-lio Manager with CL Capital Management, Inc. from 1992 to 1998.

Investment decisions for the High Yield Bond Fund are made by a team, headed by Gordon Massie. Mr. Massie, Senior Vice President, joined AGIM in April 1998. Previously, Mr. Massie was Director of High Yield Research at American General Corporation from August 1985 to April 1998.

Investment decisions for the Municipal Money Market Fund are made by a team of investment professionals at AGIM.

Teresa Moro, Portfolio Manager, who serves as the portfolio manager of the Money Market Fund, has served as Vice President and Investment Officer of Amer-ican General Series Portfolio Company and as portfolio manager of the American General Series Portfolio Company Money Market Fund since 1991.

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47

Neuberger Berman
Management, Inc. ("NBM") 605 Third Avenue, Second Floor, New York, New York 10158-0180
NBM is the subadvisor for the Mid Cap Value Fund. NBM and its predecessor firms have specialized in the management of no-load mutual funds since 1950. As of December 31, 1999, NBM and its affiliates managed approximately $54 billion in aggregate net assets.

Robert I. Gendelman and S. Basu Mullick serve as co-managers of the Mid Cap Value Fund. Messrs. Gendelman and Mullick are Vice Presidents of NBM and Mr. Gendelman is a managing director of Neuberger Berman, LLC. Messrs. Gendelman and Mullick have been associated with NBM since 1994 and 1998, respectively. Prior to joining NBM, Mr. Mullick was Managing Director of Ark Asset Management from 1993-1998.

T. Rowe Price Associates, Inc., ("T. Rowe Price")
T. Rowe Price is the subadvisor for the Science & Technology Fund. Founded in 1937 by Thomas Rowe Price, Jr., the Baltimore-based investment management firm is one of the nation's leading providers of no-load mutual funds for individual investors and corporate retirement programs. As of September 30, 1999, T. Rowe Price and its affiliates served as investment advisor to more than 75 stock, bond, and money market funds and managed about $157.4 billion.

The Fund is managed by an investment advisory committee, chaired by Charles A. Morris. Mr. Morris has day-to-day responsibility for managing the portfolio and works with the committee to develop and execute the Fund's investment program.

                                                                        -------

Section III:

Investing in the North American Funds
Institutional Classes of Shares

Two classes of shares of North American Funds are offered by this Prospectus:
Institutional Class I shares and Institutional Class II shares.

Institutional Class I shares of each Fund and Institutional Class II shares of the Core Bond Fund and High Yield Bond Fund are available to you through your employer plan. Institutional Class I shares are available to any qualifying employer plan once the plan establishes a minimum account balance of $1 million with the Trust and Institutional Class II shares are available once the plan establishes a minimum account balance of $500 million with the Trust. Institu-tional Class I shares are also available for purchase by the Aggressive, Moder-ate and Conservative Growth Lifestyle Funds. A plan's account balance is equal at any time to the aggregate of all amounts contributed by the plan to the Trust, less the cost of all redemptions by such plan from the Trust. The Dis-tributor may waive the minimum account balance requirement if it reasonably anticipates that the size of the plan and/or the anticipated amount of contri-butions will present economies of scale. As a participant in an employer retirement plan, you do not purchase Institutional Class I and Class II shares of the Funds directly. Rather, Institutional Class I and Class II shares of a Fund are purchased for you when you elect to allocate your retirement contribu-tions to a Fund plan that is avail- able as an investment option in your retirement or savings plan. You may be permitted to elect different investment options, alter the amounts contributed to your plan, or change how contribu-tions are allocated among your investment options in accordance with your plan's specific provisions. See your plan administrator or employee benefits office for more details. Investments by individual participants in employer retirement plans are made through their plan sponsor or administrator, who is responsible for transmitting instructions for all orders for the purchase, redemption and exchange of Fund shares. The availability of an investment by a plan participant in the Funds, and the procedures for investing depend upon the provisions of the plan and whether the plan sponsor or administrator has con-tracted with the Trust or designated agent for special processing services.

For more information on how to participate in the Funds through an employee retirement plan, please refer to your plan materials or contact your employee benefits office.

Transfer or exchange of balances
An employer retirement plan may allow you to exchange all or part of your existing plan balance from one investment option to another. Check with your plan administrator for details on the rules governing exchanges in your plan. Exchanges will be accepted by the Trust only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed. The Trust reserves the right to re-fuse any exchange purchase request.

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49

Pricing of Fund Shares


The price of the shares of each Fund is the net asset value per share (next determined following receipt of a properly completed order). The net asset value of the shares of each class of each Fund is calculated separately and, except as described below, is determined once daily as of the close of regu-larly scheduled trading on the New York Stock Exchange generally, 4:00 p.m., Eastern Time. Net asset value per share of each class of each Fund is calcu-lated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on (i) days on which changes in the value of such Fund's securities holdings will not materially affect the current net asset value of the shares of the Fund and (ii) days when the New York Stock Exchange is closed (for exam-ple, national holidays). Generally, trading in non-U.S. Government securities as well as U.S. Government Securities and money market instruments, is substan-tially completed each day at various times prior to the close of regularly scheduled trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Fund are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are gener-ally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as deter-mined in good faith by the subadvisors under procedures established and regu-larly reviewed by the Trustees.

All instruments held by the Money Market Fund and short-term debt instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

Unless you request cash payment, all dividends and distributions will be rein-vested. All Funds except the Money Market Fund declare and pay capital gains annually.


                                                                        -------

Dividends and Distributions from North American Funds


These Funds declare and pay income dividends annually:


 .International Small Cap Fund

 .Global Equity Fund

 .Small Cap Growth Fund

 .Mid Cap Growth Fund

 .Large Cap Growth Fund

 .Balanced Fund

These Funds declare and pay income dividends semi-annually:


 .International Equity Fund

 .Growth & Income Fund

This Fund declares and pays income dividends monthly:


 .High Yield Bond


These Funds declare income dividends daily and pay quarterly:

 .Conservative Growth Lifestyle

 .Aggressive Growth Lifestyle

 .Mid Cap Value

 .Moderate Growth Lifestyle

 .Socially Responsible

These Funds declare income dividends daily and pay monthly:

 .Strategic Income Fund

 .Core Bond Fund

 .U.S. Government Securities Fund

 .Money Market Fund

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51

Taxes


It is expected that each Fund of the Trust will qualify as a "regulated invest-ment company" under the Code. If it so qualifies, a Fund will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders (i) at least 90% of its net investment income for such taxable year, and at least 90% of its net tax-exempt interest income for such taxable year. If in any year a Fund fails to qualify as a regulated investment company, such Fund would incur regular corporate fed-eral income tax on its taxable income for that year and be subject to certain additional distribution requirements upon re-qualification. Each Fund will be subject to a 4% nondeductible excise tax on its taxable income to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund intends to make sufficient distributions to avoid application of the corporate income and excise taxes.

Certain investments, including investments in assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities", may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and thereby to eliminate any tax liability at the Fund level. In addi-tion, transactions in options, futures contracts, hedging trans- actions, for-ward contracts, and straddles may accelerate income, defer losses, cause adjustments in the holding periods of a Fund's securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing and character of distributions to shareholders.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of the Funds investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes, but may not be able to claim a foreign tax credit or deduction for these foreign taxes. If a Fund is eligible for and makes an election to allow the shareholders of that Fund to claim a foreign tax credit or deduction for these taxes for any taxable year, the shareholders will be notified. The ability of the shareholders to utilize such a foreign tax credit is subject to a holding period requirement. In addition, Funds investing in securities of passive foreign investment companies may be subject to U.S. fed- eral income taxes (and interest on such taxes) as a result of such investments. The invest-ment yield of the Funds making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

A Fund's distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will result in taxable ordinary income to the shareholders of the Fund, whether received in cash or reinvested in shares. Properly designated Fund distributions derived from net long-term capital gains (i.e., net gains derived from the sale of securities held for more than 12 months) will result in taxable long-term capital gain income to the shareholders of the Fund, regardless of whether the distributions are received in cash or reinvested in shares and regardless of how long a shareholder has held shares in the Fund. Distributions are taxed as described in this paragraph even if such distributions economically represent a return of a particular shareholder's investment. Distributions that represent a return of a particular shareholder's investment are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

The redemption, sale or exchange of Fund shares (including the exchange of shares of one Fund for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposi-tion of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the

                                                                        -------
shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

If a shareholder sells or otherwise disposes of a share of a Fund before hold-ing it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed.

Generally, unless a shareholder of any Fund includes his or her taxpayer iden-tification number (social security number for individuals) in the Shareholder Application and certifies that he or she is not subject to backup withholding, the Fund is required to withhold and remit to the U.S. Treasury 31% from divi-dends (other than exempt-interest dividends) and other reportable payments to the shareholder.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company may pass through (without restric-tion) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities. Thus, for resi-dents of these states, distributions derived from a Fund's investment in cer-tain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves.

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53

[LOGO OF NORTH AMERICAN FUNDS]

North American Funds
286 Congress Street
Boston, Massachusetts 02210
(800) 872-8037

International Small Cap Fund                 Mid Cap Value Fund
International Equity Fund                    Stock Index Fund
Global Equity Fund                           Small Cap Index Fund
Small Cap Growth Fund                        Socially Responsible Fund
Mid Cap Growth Fund                          High Yield Bond Fund
Large Cap Growth Fund                        Aggressive Growth LifeStyle Fund
Growth & Income Fund                         Moderate Growth LifeStyle Fund
Balanced Fund                                Conservative Growth LifeStyle Fund
Strategic Income Fund                        Municipal Money Market Fund
Core Bond Fund                               Science & Technology Fund
Municipal Bond Fund
U.S. Government Securities Fund
Money Market Fund

For Additional Information
More information about the Funds, including the SAI, is available to you free of charge. To request additional information:

By Telephone
Call 1-800-872-8037

By Mail from the Funds (There is no fee.)
Write to:
North American Funds
286 Congress Street
Boston, MA  02210
By Mail or In Person from the Public Reference Room of the Securities and Exchange Commission (SEC). (You will pay a duplication fee.)

Visit or Write to:
SEC's Public Reference Section
450 Fifth Street, NW
Washington, DC, 20549-6009
1-800-SEC-0330

Online at the SEC's Internet Site Text-only versions of fund documents can be viewed online or downloaded from http://www.sec.gov.

Statement of Additional Information (SAI)
The SAI provides additional information about the Trust and the Funds. The SAI and the auditor's report and financial statements included in the Trust's most recent Annual Report to its shareholders are incorporated by reference as part of this Prospectus.

Annual and Semi-annual Reports
The Annual and Semi-annual Reports describe the Funds' performance, list portfolio holdings and include additional information about the Funds' investments. The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

File No. 811-5797
0500:90201I

Prospectus 2000

[GRAPHIC]

                                                          [NORTH AMERICAN FUNDS]

Class A Shares
Class B Shares
Class C Shares

Mid Cap Value Fund                Aggressive Growth LifeStyle Fund
Stock Index Fund                  Moderate Growth LifeStyle Fund
Small Cap Index Fund              Conservative Growth LifeStyle Fund
Socially Responsible Fund         Municipal Money Market Fund
High Yield Bond Fund              Science & Technology Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

May 31, 2000

[LOGO]

Table of Contents
Organization of Information

This Prospectus includes information about 10 different Funds.

    .Section I of the Prospectus includes summaries of each Fund.
    .Section II includes additional information about the Funds' investment strategies, additional risk information and information about the Funds' management.
    .Section III of the Prospectus includes information about how to invest and manage your North American Funds account.

Section I: Summaries of the Funds............. Page 1

   Summary of each Fund
   .Investment Objective
   .Principal Investment Strategies
   .Main Investing Risks
   .Investment Performance
   .Descriptions of Main Investment Risks

Section II: Other Information about each       Page 15
Fund..........................................

   .Fees and Expenses
   .More Information About Investment
    Strategies and Risks
   .Other Risks of Investment
   .Fund Management

Section III: Investing in the Funds........... Page 26

This section includes the information you need about how to invest and how to redeem shares. It also includes other important information about sales charges, taxes and account privileges.

More Information

If you'd like information additional to that included in this Prospectus, the back cover lists a number of places to call or to visit for additional materials.

Section I:

Fund Summaries

North American Funds (the "Trust") is a group of mutual funds that includes 25 separate investment portfolios, or "Funds." Each Fund has a specific, unique investment objective. Each Fund also has a subadvisor, a firm responsible for making investment decisions for the Fund. This Prospectus includes information about Class A shares, Class B shares and Class C shares for 10 of the Funds.

The summaries starting on the next page describe the investment objective and principal investment strategies of these Funds. The summaries also list the main risks of investing in each Fund. Explanations of these main risks start on page 12.

No performance information is available for the Funds because they have oper-ated for less than one year.

It is important to remember that, as with any investment, it is possible for investors to lose money by investing in the Funds. An investment in any of the Funds is not a deposit in a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency.

------

Mid Cap Value Fund
Investment Goal and Strategies

The investment objective of the Mid Cap Value Fund is to seek capital growth. Neuberger Berman Management, Inc. ("NBM"), the Fund's subadvisor, pursues this objective by investing at least 65% of the Fund's total assets in equity secu-rities of medium capitalization companies using a value-oriented investment approach.

Medium capitalization companies include companies with the characteristics of companies included in the Russell MidcapTM Index. As of December 31, 1999, the largest company included in the Russell MidcapTM Index had an approximate mar-ket capitalization of $36.84 billion, while the average market capitalization was approximately $4.4 billion.

NBM chooses securities it believes are undervalued based on strong fundamen-tals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle. When selecting securities for this Fund, NBM also considers other factors, including ownership by a company's management of the company's stock and the dominance of a company in its particular field. Up to 35% of the Fund's total assets may be invested in other equity securities, including common and preferred stocks, convertible securities, and related equities. The Fund may invest in derivatives.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow that it will be able to experience significant improvement in performance by investing in IPOs. The Fund will be actively traded, which will be reflected in its portfolio turnover rate. The Fund's active trading strategy may cause the Fund to incur higher trading costs and/or to have a relatively high amount of short-term capital gains, which are generally taxable to you at your ordinary income tax rate.

Main Investing Risks
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally including, in particular, the risks of investing in IPOs) .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

                                                                         ------

Stock Index Fund
Investment Goal and Strategies

The Stock Index Fund seeks to provide investment results that are similar to the total return of the S&P 500 Index (the "Index").

The Index is composed of 500 common stocks which are chosen by Standard & Poor's Corporation. The Index approximates the general distribution of indus-tries in the U.S. economy, and captures the price performance of a large cross-section of the publicly traded stock market. The Index is capitalization-weighted, meaning that it holds each stock in proportion to its total value in the stock market.

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, pursues this objective by investing in companies that are listed in the Index, except for a small portion in cash, to be available for redemptions. Since it may not be possible for this Fund to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimization." This process selects stocks for the Fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approxi-mate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole.

An index fund's performance will not exactly match that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed daily by AGIM for the Fund. If the Fund does not accurately track an index, AGI will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Investing Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign curren-cies will decline as a result of changes in exchange rates)
 .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Index Risk (the risk that the Fund's performance will not match that of the underlying Index)

------

Small Cap Index Fund
Investment Goal and Strategies

The Small Cap Index Fund seeks to provide investment results that are similar to the total return of the Russell 2000(R) Index (the "Index").

The Index is a sub-index of the Russell 3000(R) Index, which follows the 3,000 largest U.S. companies based on total market capitalization. The Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, and represents about 8% of the total market capitalization of the Russell 3000(R) Index. The average market capitalization in the Index was $650 million as of December 31, 1999. As of the same date, the largest company in the Index had a market capitalization of nearly $13.04 billion.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests in companies that are listed in the Index, except for a small portion in cash, to be available for redemptions. Since it may not be possible for this Fund to buy every stock included in the Index, or in the same proportions, the Fund invests in a sampling of common stocks in the Index. The common stocks of the Index to be included in the Fund will be selected utilizing a statistical sampling technique known as "optimiza-tion." This process selects stocks for the fund so that various industry weightings, market capitalizations and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index. The common stocks held by the Fund are weighted to make the Fund's aggregate investment characteristics similar to those of the Index as a whole.

Generally, an index fund tries to mirror the target index and its performance. An index fund's performance will not exactly march that of an index because the index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. These differences between an index fund and its index are called tracking differences.

The tracking differences are reviewed daily by AGIM for the Fund. If the Fund does not accurately track an index, AGIM will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

Financial futures will be used to hedge cashflows and maintain liquidity in the Fund's portfolio.

Main Investing Risks
 .Derivatives Risk (the risk that the value of the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation). Although financial futures track the underlying Index fairly closely there is the risk that, at times, their results will diverge from the Index.
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally, including, in particular, the risks associated with invest-ing in smaller companies)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Index Risk (the risk that the Fund's performance will not match that of the underlying index)


                                                                         ------

Socially Responsible Fund
Investment Goal and Strategies

The investment objective of the Socially Responsible Fund is to obtain growth of capital.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, will invest at least 80% of the Fund's assets in the equity securities of companies meeting social criteria established for the Fund. To find out which companies meet the Fund's social criteria, AGIM relies on industry classifications and research services such as the Investor Responsibility Research Center ("IRRC").

The Fund does not invest in companies that are significantly engaged in:

 .the production of nuclear energy;

 .the manufacture of weapons or delivery systems;

 .the manufacture of alcoholic beverages or tobacco products;

 .the operation of gambling casinos; or

 .business practices or the production of products that significantly pollute the environment.

The manager of the Socially Responsible Fund determines whether a company "sig-nificantly" engages in prohibited activities by screening the Fund's investable universe against a proprietary database of stocks. Companies in the database generating more than 5% of revenues from any violating activity are not pur-chased by the fund. In addition to this database, the manager uses various other resources to screen out companies whose operations appear to violate the social criteria.

At least once a year, the IRRC surveys state laws to see if there are any new or revised state laws that govern or affect the investments of public funds. If the survey shows that at least 20 states have adopted laws that restrict public funds from being invested in a clearly definable category of investments, this category is automatically added to the Fund's social criteria list.

The manager of the Socially Responsible Fund determines whether a company "sig-nificantly pollutes the environment" by screening the Fund's investable uni-verse against a list of the top 75 global emitters. Emissions data is collected from various sources including, but not limited to, government agencies and company filings. In addition to this list, the manager uses various publica-tions to screen out companies whose operations appear to violate the social criteria.

Up to 20% of the Fund's total assets may be invested in high quality money mar-ket securities and warrants, or in other types of equity securities of compa-nies meeting social criteria, including American Depositary Receipts ("ADRs"), foreign securities, preferred stock, and convertible securities. The Fund may invest in derivatives.
Main Investing Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Social Criteria Risk (the risk that securities of companies meeting the Fund's social criteria will underperform the market generally)

------

High Yield Bond Fund
Investment Goal and Strategies

The High Yield Bond Fund seeks the highest possible total return consistent with conservation of capital through investment in a diversified portfolio of high yielding, high risk fixed-income securities.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests at least 65% of the Fund's total assets in below-investment grade U.S. and foreign junk bonds. These high yield-ing, high risk fixed-income securities are rated below Baa3 by Moody's and BBB-by S&P. Up to 15% can be rated below Caa3 by Moody's or CCC- by S&P. The Fund may also invest up to 35% of total assets in below-investment grade foreign fixed-income securities.

The Fund may invest up to 35% in investment grade securities, those rated Baa3 or higher by Moody's and BBB- or higher by S&P. In addition, the Fund may invest up to 15% in zero coupon securities (securities not paying current cash interest), and up to 20% of total assets in equity securities. Equity securi-ties include common or preferred stocks, warrants, and convertible securities. AGIM is not required to dispose of a bond that is downgraded to below-invest-ment grade. The Fund may invest in derivatives.
Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations, including, in particular, the risks associated with junk bonds) .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)


                                                                         ------

Aggressive Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, seeks growth through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors seeking the potential for capital growth that a fund investing predominately in equity securities may offer.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. We have based the target investment percentages for the Fund on the degree to which we believe the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. We may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)
International Equity Securities                                          15%-35%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S. companies.)

Domestic Equity Securities                                               60%-80%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of small capitalization companies.)

  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities of medium capitalization companies.)

  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities of large capitalization companies.)

Bonds                                                                     5%-15%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income securities.)

------

Moderate Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, seeks growth and current income through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the substantial market risks of the Growth Lifestyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your per-sonal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. We have based the target investment percentages for the Fund on the degree to which we believe the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. We may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time.

The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Underlying Funds. However, the Underlying Funds themselves are diversified companies.

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)
International Equity Securities                                          10%-20%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S. companies.)

Domestic Equity Securities                                               35%-65%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of small capitalization companies.)

  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities of medium capitalization companies.)

  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities of large capitalization companies.)

Bonds                                                                    25%-45%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income securities.)

                                                                         ------

Conservative Growth Lifestyle Fund
Investment Goal and Strategies

American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, seeks current income and low to moderate growth of capital through investments in a combination of the North American Funds ("Underlying Funds"). This Fund is suitable for investors who wish to invest in equity securities, but who are not willing to assume the market risks of either the Growth Lifestyle Fund or the Moderate Growth Lifestyle Fund.

Asset allocation among the equity securities of international companies, large capitalization companies, medium capitalization companies, small capitalization companies and bonds is the most critical investment decision that you make as an investor. Selecting the appropriate combination should be based on your personal investment goals, time horizons and risk tolerance. The chart below reflects the projected asset allocation ranges and Underlying Fund choices for this Fund.

This Fund is managed so that it can serve as a complete investment program for you or as a core part of your larger portfolio. The Underlying Funds have been selected to represent a reasonable spectrum of investment options for the Fund. We have based the target investment percentages for the Fund on the degree to which we believe the Underlying Funds, in combination, to be appropriate for the Fund's investment objective. We may change the asset allocation ranges and the particular Underlying Funds in which the Fund may invest from time to time. The Fund is a non-diversified investment company under the 1940 Act because it invests in a limited number of the Under-lying Funds. However, the Underlying Funds themselves are diversified compa-nies.

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Derivatives Risk (the risk that the Fund's derivative investments will decline as a result of imperfect correlation or improper valuation)
 .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Liquidity Risk (the risk that the Fund may be unable to sell a security because there are too few people who actively trade that security on a regular basis)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Non-Diversification Risk (the risk that investing in a smaller number of secu-rities increases investment risks)
International Equity Securities                                           5%-15%
  Underlying Fund:
  International Equity Fund
  (This Fund invests at least 65% in non-U.S. companies.)

Domestic Equity Securities                                               20%-50%
  Underlying Funds:
  Small Cap Growth Fund
  (This Fund invests in the equity securities of small capitalization companies.)

  Mid Cap Value Fund
  Mid Cap Growth Fund
  (These Funds invest in the equity securities of medium capitalization companies.)

  Large Cap Growth Fund
  Growth & Income Fund
  (These Funds invest in the equity securities of large capitalization companies.)

Bonds                                                                    45%-65%
  Underlying Funds:
  Core Bond Fund
  High Yield Bond Fund
  (These Funds invest in fixed-income securities.)

------

Municipal Money Market Fund
Investment Goal and Strategies

The Fund seeks liquidity, protection of capital and current income through investments in short-term money market securities that are exempt from regular federal income taxation.

To achieve this objective, American General Investment Management, L.P. ("AGIM"), the Fund's subadvisor, invests in short-term money market securities to provide you with liquidity, protection of your investment and current income that is exempt from federal income tax. AGIM uses 95% of the Fund's total assets to buy short-term securities that are rated within the highest rating category for short-term fixed-income securities by at least two nationally rec-ognized rating services or unrated securities of comparable investment quality. If the Fund invests in municipal securities issued for certain private purpos-es, a portion of the Fund's dividends may be subject to the alternative minimum tax.

The investments this Fund may buy include:

 .Municipal fixed-income securities with remaining maturities of 13 months or less

 .Commercial paper sold by municipalities rated at least MIG1 or MIG2 by Moody's or A1 or A2 by S&P

 .Variable rate demand notes

 .Auction rate preferred stock and other adjustable rate obligations that are exempt from federal income taxation

 .Illiquid and restricted securities, limited to 10% of the Fund's net assets at all times

 .Rule 144A securities (liquid)

Main Investing Risks
 .Credit Risk (the risk that the companies in which the Fund invests, or with which it does business, will fail financially or otherwise fail to honor their obligations)
 .Interest Rate Risk (the risk that the value of the Fund's debt securities will decline as a result of a change in interest rates)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)

                                                                        -------

Science & Technology Fund
Investment Goal and Strategies

The objective of the Science & Technology Fund is long-term growth of capital.

The Fund's subadvisor, T. Rowe Price Associates, Inc., pursues this objective by investing at least 65% of the Fund's assets in the common stocks and equity-related securities of companies that are expected to benefit from scientific breakthroughs and advancements in technology. Some of the industries that are likely to be included in the portfolio are:

 .Chemicals and synthetic materials, including pharmaceuticals

 .Computers, including hardware and software

 .Defense and aerospace

 .E-Commerce

 .Electronics, including hardware, software and components

 .Media and information services

 .Telecommunications

Stock selection reflects a growth approach and is based on intensive research that assesses a company's fundamental prospects for above average earnings. Holdings can range from small companies developing new technologies to blue chip firms with established track records of developing and marketing technolo-gy. Investments may also include companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

The Fund may invest up to 30% of its assets in foreign securities, including American Depositary Receipts ("ADRs") and other dollar-denominated foreign securities. The Fund may invest up to 25% in other equity-related securities of science and technology companies, including convertible debt securities and convertible preferred stock. In addition, the Fund may invest in money market securities in order to have cash available for redemptions. The Fund may invest in derivatives.

Main Investing Risks
 .Currency Risk (the risk that the Fund's investments in securities denominated in foreign currencies will decline as a result of changes in exchange rates) .Equity Risk (the risk that the value of the Fund's equity investments will decline as a result of factors affecting the particular issuers or financial markets generally)
 .Foreign Investment Risk (the risk that the value of the Fund's foreign invest-ments will decline as a result of foreign political, social or economic changes)
 .Management Risk (the risk that the Fund's subadvisor may not produce the desired investment results)
 .Science & Technology Company Risk (the risk that the prices of securities of science and technology companies will be particularly volatile)

-------

Descriptions of Main Investing Risks

The value of your investment in a Fund can change for many reasons, and may decrease. The primary reasons for possible decreases in a Fund's value are called "Main Investing Risks," and are explained in this section. Because the types of investments a Fund makes change over time, the types of risks affecting the Fund will change as well. Section II of the Prospectus includes more information about other risks that might affect the Funds' values.

Non-Diversification Risk
Investment professionals believe that investment risk can be reduced through diversification, which is simply the practice of choosing more than one type of investment. On the other hand, concentrating investments in a smaller number of securities increases risk.

Credit Risk
Credit Risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income securi-ty, or the counterpart to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Debt securities rated in one of the four highest rating categories by a rating agency (and comparable unrated securities) are known as "investment grade." Debt securities rated below the four highest rating categories by a rating agency (and comparable unrated securities) are known as "lower-rated" or "junk bonds." Funds that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality (generally known as junk bonds) have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.

Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default.

Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

Currency Risk
Funds that invest in securities that are denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, it is the risk that the U.S. dollar will decline in value relative to the currency hedged.

Derivatives Risk
Derivatives are financial contracts whose value depends on, or is derived from, the change in value of an underlying asset, reference rate or index. When the value of the underlying security or index changes, the value of the derivative changes as well. As a result, derivatives can lose all of their value very quickly. Derivatives involve credit risk if the other party is the derivative should fail to meet its obligations to the Fund. Additional risks associated with derivatives include imperfect corellation (between the values of the derivative and the underlying investment) and improper valuation. Derivatives risk for some Funds will be increased by their investments in structured secu-rities.

                                                                        -------

Equity Risk
Equity securities, such as a company's common stock, may fall in value in response to factors relating to the issuer, such as management decisions or falling demand for a company's goods or services. Additionally, factors affect-ing a company's particular industry, such as increased production costs, may affect the value of its equity securities. Equity securities also rise and fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology. Growth stocks are the stocks of companies that have earnings that are expected to grow relatively rapidly. As a result, the values of growth stocks may be more sensi-tive to changes in current or expected earnings than the values of other stocks.

Value stocks are the stocks of companies that are not expected to experience significant earnings growth, but that are undervalued, or are inexpensive rela-tive to the value of the company and its business as a whole. These companies may have experienced recent troubles that have caused their stocks to be out of favor with investors. If the market does not recognize the value of the company over time, the price of its stock may fall, or simply may not increase as expected.

Market capitalization refers to the total value of a company's outstanding stock. Smaller companies with market capitalizations of less than $1 billion or so are more likely than larger companies to have limited product lines, smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stocks may not trade very active-ly, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may be more vulnerable to negative changes than stocks of larger companies.

The risks associated with equity securities are typically higher for equity securities purchased in IPOs. Issuers in IPOs typically have a limited operat-ing history, and the prices of equity securities are often very volatile for some time following an IPO.

Foreign Investment Risk
Funds investing in foreign securities may experience rapid changes in value. One reason for this volatility is that the securities markets of many foreign countries are relatively small, with a limited number of industries. Also, for-eign securities issuers are usually not subject to the same degree of regula-tion as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropria-tion (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.

Interest Rate Risk (Market Risk)
Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset backed securities. Debt securi-ties are obligations of the issuer to make payments of principal and/or inter-est on future dates. As interest rates rise, an investment in a Fund can lose value, because the value of the securities the Fund holds may fall.

Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mort-gage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

-------

Liquidity Risk
Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at a fair price. Liquidity risk increases for Funds investing in derivatives, foreign investments or restricted securities.

Management Risk
Management risk is the risk that the subadvisor of a Fund, despite using vari-ous investment and risk analysis techniques, may not produce the desired investment results.

Social Criteria Risk
This risk applies only to the Socially Responsible Fund. If a company stops meeting the Fund's social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments, even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds hav-ing no such criteria.

Science & Technology Company Risk
Companies in the rapidly changing fields of science and technology often face unusually high price volatility, both in terms of gains and losses. The poten-tial for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. A portfolio focused primar-ily on these stocks is, therefore, likely to be much more volatile.

                                                                        -------

Section II:

  Fees and Expenses of the North American Funds

  This table describes the fees and expenses that you may pay if you invest in the Funds.

Shareholder Fees (fees paid directly from your investment)

                                                    Class A Class B Class C
----------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)
 Equity Funds (all Funds other than High-Yield Bond
  Fund and Municipal Money Market Fund)              5.75%   None    None
 High Yield Bond Fund                                4.75%   None    None
 Municipal Money Market Fund                         None    None    None
Maximum Deferred Sales Charge
(as a percentage of original purchase price
or redemption price, whichever is lower)
 Equity Funds and High Yield Bond Fund               1%/1/   5%/2/   1%/3/
 Municipal Money Market Fund                         None    None    None
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Fund                                                Class A Class B Class C
----------------------------------------------------------------------------
Mid Cap Value Fund
 Management Fees                                     0.90%   0.90%   0.90%
 Distribution (12b-1) Fees                           0.35%   1.00%   1.00%
 Other Expenses                                      0.60%   0.60%   0.60%
  Total Annual Fund Operating Expenses/4/            1.85%   2.50%   2.50%
----------------------------------------------------------------------------
Stock Index Fund
 Management Fees                                     0.27%   0.27%   0.27%
 Distribution (12b-1) Fees                           0.35%   1.00%   1.00%
 Other Expenses                                      0.66%   0.66%   0.66%
  Total Annual Fund Operating Expenses/4/            1.28%   1.93%   1.93%
----------------------------------------------------------------------------
Small Cap Index Fund
 Management Fees                                     0.28%   0.28%   0.28%
 Distribution (12b-1) Fees                           0.35%   1.00%   1.00%
 Other Expenses                                      1.09%   1.09%   1.09%
  Total Annual Fund Operating Expenses/4/            1.72%   2.37%   2.37%
----------------------------------------------------------------------------
Socially Responsible Fund
 Management Fees                                     0.65%   0.65%   0.65%
 Distribution (12b-1) Fees                           0.35%   1.00%   1.00%
 Other Expenses                                      0.78%   0.78%   0.78%
  Total Annual Fund Operating Expenses/4/            1.78%   2.43%   2.43%
----------------------------------------------------------------------------

-------

                                                        Class Class Class
Fund                                                      A     B     C
-------------------------------------------------------------------------
High Yield Bond Fund
 Management Fees                                        0.83% 0.83% 0.83%
 Distribution (12b-1) Fees                              0.35% 1.00% 1.00%
 Other Expenses                                         0.55% 0.55% 0.55%
  Total Annual Fund Operating Expenses/4/               1.73% 2.38% 2.38%
-------------------------------------------------------------------------
Aggressive Growth Lifestyle Fund
 Management Fees                                        0.10% 0.10% 0.10%
 Distribution (12b-1) Fees                              0.10% 0.75% 0.75%
 Other Expenses                                            0%    0%    0%
  Total Annual Fund Operating Expenses/4/               0.20% 0.85% 0.85%
  Estimated Total Annual Combined Operating Expenses/5/ 1.87% 2.52% 2.52%
-------------------------------------------------------------------------
Moderate Growth Lifestyle Fund
 Management Fees                                        0.10% 0.10% 0.10%
 Distribution (12b-1) Fees                              0.10% 0.75% 0.75%
 Other Expenses                                            0%    0%    0%
  Total Annual Fund Operating Expenses/4/               0.20% 0.85% 0.85%
  Estimated Annual Total Combined Operating Expenses/5/ 1.75% 2.40% 2.40%
-------------------------------------------------------------------------
Conservative Growth Lifestyle Fund
 Management Fees                                        0.10% 0.10% 0.10%
 Distribution (12b-1) Fees                              0.10% 0.75% 0.75%
 Other Expenses                                            0%    0%    0%
  Total Annual Fund Operating Expenses/4/               0.20% 0.85% 0.85%
  Estimated Annual Total Combined Operating Expenses/5/ 1.66% 2.31% 2.31%


                                                                        -------

                                          Class Class Class
Fund                                        A     B     C
-----------------------------------------------------------
Municipal Money Market Fund
 Management Fees                          0.35% 0.35% 0.35%
 Distribution (12b-1) Fees                   0%    0%    0%
 Other Expenses                           0.85% 0.85% 0.85%
  Total Annual Fund Operating Expenses/4/ 1.20% 1.20% 1.20%
-----------------------------------------------------------
Science & Technology Fund
 Management Fees                          0.90% 0.90% 0.90%
 Distribution (12b-1) Fees                0.35% 1.00% 1.00%
 Other Expenses                           1.00% 1.00% 1.00%
  Total Annual Fund Operating Expenses/4/ 2.25% 2.90% 2.90%
-----------------------------------------------------------
1  1% first year
   after purchase    The higher
   for purchases     Distribution Fees
   of $1 million     borne by Class B
   or more.          and Class C shares
2  5% first and      may cause long-
   second year; 4%   term shareholders
   third year; 3%    to pay more in
   fourth year; 2%   sales charges than
   fifth year; 1%    the maximum
   sixth year and    permitted front-
   0% thereafter.    end sales charge
3  0% after first    on Class A shares.
   year.
4  Fund fees and
   expenses are
   currently being
   voluntarily
   waived and/or
   reimbursed by
   AGAM such that
   the Funds have
   the following
   net total
   annual
   operating
   expenses:
                                          Class Class Class
                                            A     B     C
 Mid Cap Value Fund                       1.78% 2.43% 2.43%
-----------------------------------------------------------
 Stock Index Fund                         1.00% 1.65% 1.65%
-----------------------------------------------------------
 Small Cap Index Fund                     1.00% 1.65% 1.65%
-----------------------------------------------------------
 Socially Responsible Fund                1.50% 2.15% 2.15%
-----------------------------------------------------------
 High Yield Bond Fund                     1.55% 2.20% 2.20%
-----------------------------------------------------------
 Municipal Money Market Fund              0.75% 0.75% 0.75%
-----------------------------------------------------------
 Science & Technology Fund                1.45% 2.10% 2.10%
-----------------------------------------------------------

5 These estimates are based upon the Funds' Expenses shown above and the expenses of the Underlying Funds' Institutional Class I shares shown in the current prospectus for such shares. The estimates assume the following con-stant allocation by the Funds of their assets among the Underlying Funds:

                       Aggressive Growth Moderate Growth Conservative Growth
                        Lifestyle Fund   Lifestyle Fund    Lifestyle Fund
International Equity          25%              15%                8%
Fund
Small Cap Growth Fund         20%              13%                8%
Mid Cap Value Fund            10%               9%                6%
Mid Cap Growth Fund            5%               3%                2%
Large Cap Growth Fund         20%              15%               13%
Growth & Income Fund          10%              15%               13%
Core Bond Fund                10%              30%               50%
High Yield Bond Fund           0%               0%                0%

The Funds' actual expense may be higher or lower as a result of the allocation of their assets among the Underlying Funds, the expenses of the Underlying Funds, and/or the Funds' own expenses.

-------

By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

The examples assume that you:

 . Invest $10,000 in a Fund for the time period indicated and then redeem all of your shares at the end of those periods.
 . Your investment earns a 5% return each year and that each Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund                              1 Year 3 Years 5 Years 10 Years
-----------------------------------------------------------------
Mid Cap Value Fund
 Class A Shares                    $752  $1,123  $1,518   $2,619
 Class B Shares                    $753  $1,179  $1,531   $2,673
 Class B No Redemption             $253  $  779  $1,331   $2,673
 Class C Shares                    $353  $  779  $1,331   $2,836
 Class C No Redemption             $253  $  779  $1,331   $2,836
-----------------------------------------------------------------
Stock Index Fund
 Class A Shares                    $698  $  958  $1,237   $2,031
 Class B Shares                    $696  $1,006  $1,242   $2,083
 Class B No Redemption             $196  $  606  $1,042   $2,083
 Class C Shares                    $296  $  606  $1,042   $2,254
 Class C No Redemption             $196  $  606  $1,042   $2,254
-----------------------------------------------------------------
Small Cap Index Fund
 Class A Shares                    $740  $1,086  $1,455   $2,488
 Class B Shares                    $740  $1,139  $1,465   $2,542
 Class B No Redemption             $240  $  739  $1,265   $2,542
 Class C Shares                    $340  $  739  $1,265   $2,706
 Class C No Redemption             $240  $  739  $1,265   $2,706
-----------------------------------------------------------------
Socially Responsible Fund
 Class A Shares                    $745  $1,103  $1,484   $2,549
 Class B Shares                    $746  $1,158  $1,496   $2,603
 Class B No Redemption             $246  $  758  $1,296   $2,603
 Class C Shares                    $346  $  758  $1,296   $2,766
 Class C No Redemption             $246  $  758  $1,296   $2,766
-----------------------------------------------------------------
High Yield Bond Fund
 Class A Shares                    $642  $  994  $1,369   $2,419
 Class B Shares                    $741  $1,142  $1,470   $2,552
 Class B No Redemption             $241  $  742  $1,270   $2,552
 Class C Shares                    $341  $  742  $1,270   $2,716
 Class C No Redemption             $241  $  742  $1,270   $2,716
-----------------------------------------------------------------
Aggressive Growth Lifestyle Fund
 Class A Shares                    $585  $  605  $  628   $  696
 Class B Shares                    $510  $  432  $  256   $  128
 Class B No Redemption             $ 10  $   32  $   56   $  128
 Class C Shares                    $110  $   32  $   56   $  128
 Class C No Redemption             $ 10  $   32  $   56   $  128
-----------------------------------------------------------------
Moderate Growth Lifestyle Fund
 Class A Shares                    $585  $  605  $  628   $  696
 Class B Shares                    $510  $  432  $  256   $  128
 Class B No Redemption             $ 10  $   32  $   56   $  128
 Class C Shares                    $110  $   32  $   56   $  128
 Class C No Redemption             $ 10  $   32  $   56   $  128
-----------------------------------------------------------------

                                                                        -------

Fund                                1 Year 3 Years 5 Years 10 Years
-------------------------------------------------------------------
Conservative Growth Lifestyle Fund
 Class A Shares                     $ 585  $  605   $628    $  696
 Class B Shares                     $ 510  $  432   $256    $  128
 Class B No Redemption              $  10  $   32   $ 56    $  128
 Class C Shares                     $ 110  $   32   $ 56    $  128
 Class C No Redemption              $  10  $   32   $ 56    $  128
-------------------------------------------------------------------
Municipal Money Market Fund
 Class A Shares                     $ 122  $  381   $660    $1,455
 Class B Shares                     $ 122  $  381   $660    $1,455
 Class B No Redemption              $ 122  $  381   $660    $1,455
 Class C Shares                     $ 122  $  381   $660    $1,455
 Class C No Redemption              $ 122  $  381   $660    $1,455
-------------------------------------------------------------------
Science & Technology Fund
 Class A Shares                     $ 790  $1,238
 Class B Shares                     $ 793  $1,298
 Class B No Redemption              $ 293  $  898
 Class C Shares                     $ 393  $  898
 Class C No Redemption              $ 293  $  898
-------------------------------------------------------------------

-------

More Information About
Investment Strategies and Risks


This Prospectus does not attempt to disclose all of the different investment techniques that the Funds might use, or all of the types of securities in which the Funds might invest. As with any mutual fund, investors must rely on the professional judgment and skill of the Funds' management. A subadvisor may choose not to use some or all of the investment techniques available to a Fund, and these choices may cause the Fund to lose money or not achieve its goal.

Each Fund has a unique investment objective (see the Fund Summaries) that it tries to achieve through its investment strategies. The investment objectives of the Funds may be changed by the Trustees without the approval of a Fund's shareholders. Except as noted for certain investment restrictions, the strate-gies a Fund uses to achieve its investment objective also may be changed by the Trustees without approval of the shareholders. Because each Fund is different, they have different investment policies and risks, and will also have different returns over time. This section provides additional information about the Funds' investments, and should be read in conjunction with the Fund Summaries.

Other Risks of Investing
in the North American Funds

Although a Fund may have the flexibility to use some or all of the investments or strategies described in this Prospectus and the Statement of Additional Information, its subadvisor may choose not to use these investments or strate-gies for a variety of reasons. These choices may cause a Fund to miss opportu-nities, lose money or not achieve its goal.

High Yield/High Risk Securities
High yield securities (often known as "junk bonds") include debt instruments that have an equity security attached to them. Securities rated below invest-ment grade and comparable unrated securities offer yields that fluctuate over time, but generally offer higher yields than do higher rated securities. Howev-er, securities rated below investment grade also involve greater risks than higher-rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some qual-ity and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Some of the debt securities in which the Funds may choose to invest may be, or may be similar to, the lowest rated non-subordinated debt (securities rated C by Moody's or CCC or lower by S&P). This type of security is very risky, as issuers may not have the ability to repay principal and interest, and may even default. If this should occur, the value of shares of the Fund holding them would likely fall.

Foreign Securities
There are risks associated with investing in foreign securities. These risks include unforeseen changes in tax laws, political changes, and changes in for-eign currency values and exchange rates.

There may be less publicly available information about foreign issuers. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements, which are generally less extensive than the requirements for domestic issuers. Foreign stock markets generally have substantially less volume than the U.S. exchanges and securities of foreign issuers are generally less liquid and more volatile, relative to U.S. issuers. For emerging markets, these risks can be more extreme.

There is frequently less governmental regulation of foreign

                                                                        -------
exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be high- er. In addition, investments in foreign companies may be subject to the possibility of nationalization or other changes in policy. Pol-icy changes may allow foreign governments to withhold dividends, expropriate (confiscate, or keep) investment returns, or raise taxes to extremely high lev-els, among other things. Also, should a foreign issuer default, it may be dif-ficult to recover anything in a bankruptcy proceeding.

Lending Fund Securities
Each Fund may lend up to 33% of its total portfolio assets, or securities, to brokers, dealers and other financial institutions. These loans must be callable (the Fund may ask that the loan be repaid in full) at any time by the Fund. The loans must be at all times fully secured by cash, cash equivalents or securi-ties issued or guaranteed by the U.S. government or its agencies or instrumen-talities, and marked to market (priced at market value) to the value of loaned securities on a daily basis. As with any extensions of credit, there may be risks of delay in recovery and in some cases even loss of rights in the collat-eral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the subadvisors to be creditworthy.

Leverage Risk
Funds that borrow money to buy securities are using leverage. Leverage risk is the risk that leverage, or debt, will enable a Fund to buy more of a security that falls in value. In this case, the Fund would still need to repay the money it borrowed. Funds can create leverage, or borrow money, by using different types of techniques including reverse repurchase agreements, dollar rolls, and derivatives including inverse floating rate instruments.

Hedging and Other
Strategic Transactions
Individual Funds may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund. Hedging is simply believing that certain securi-ties will fall, or rise, in value, and structuring transactions that take advantage of those changes. These transactions are generally used to protect against possible changes in the market value of securities a Fund already owns or plans to buy, to protect unrealized gains or to improve the Fund's return in some way.

Where allowed, individual Funds may purchase and sell (or write) exchange-listed and over-the- counter put and call options on securities, index futures contracts, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts, enter into interest rate transactions, and enter into currency transactions. This category includes derivative transactions. A "derivative" is generally defined as an instrument whose value is based upon, or derived from, some underlying index or rate. Interest rate transactions may include swaps, caps, floors and collars, and currency transactions may include currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Frequent Trading
A Fund may buy or sell investments extremely frequently, increasing brokerage commissions and other expenses of the Fund. Frequent trading may also increase the amount of capital gains realized by a Fund, including short-term capital gains, which are generally taxable to shareholders at ordinary income tax rates.

Temporary Defensive Strategies
A Fund's subadvisor may at certain times decide that pursuing the Fund's investment strategies is inconsistent with market conditions. A subadvisor may then employ defensive strategies designed mostly to limit losses. However, the subadvisor may choose not to use defensive strategies, even in volatile or unsettled market conditions. Such defensive strategies may cause the Fund to miss opportunities or to not achieve its goal.
The factors that cause a Fund to perform differently from the index it tries to track are called tracking differences. There is no assurance that an Index Fund can track its index.

-------

                          More about Index Funds and Tracking an Index


The coefficient of correlation (r) is an index number which shows how closely two variables are related. If r = 0 there is no tendency for one variable to change with the other. A value of +1 means that one variable will vary exactly with the other. Index funds try to keep their coefficient of correlation as close to 1 as possible.

Tracking accuracy is reviewed daily by the subadvisor for each of the Index Funds. If an Index Fund does not accurately track an index, the subadvisor will rebalance the Fund's portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

The index may remove one stock and substitute another, requiring the Fund to do the same. When a stock is sold and the new stock purchased, the Fund incurs transaction costs.The index incurs no transaction costs. Therefore, any index fund portfolio manager cannot match exactly the performance of an index.

An index fund may not buy every single stock in its index or in the same pro-portions as the index. The subadvisor may rely on a statistical selection tech-nique to figure out, of the stocks tracked by their index, how many and which ones to buy. Stocks are bought and sold in response to cash flows into and out of the Fund and when they are added to or dropped from the index. This gener-ally helps to keep brokerage fees and other transaction costs lower than other funds.

                                                                        -------

Management of the Funds

Investment Adviser

Under the federal securities laws, Massachusetts law, and the Trust's Agreement and Declaration of Trust and By-Laws, the business and affairs of the Trust are managed under the direction of the Trustees.

American General Asset Management Corp. ("AGAM"), formerly CypressTree Asset Management Corporation, Inc., is the investment adviser for the Trust. AGAM was formed in 1996 to advise, acquire and distribute mutual funds through broker-dealers, banks and other intermediaries. AGAM's address is 286 Congress Street, Boston, Massachusetts 02210.

According to its Advisory Agreement with the Trust (the "Advisory Agreement"),
AGAM:

 .Oversees the administration of all aspects of the business and affairs of the North American Funds

 .Selects, contracts with and compensates subadvisors to manage the assets of the North American Funds

 .Makes recommendations to the Trustees regarding the hiring, termination and replacement of subadvisors

 .Reimburses the North American Funds if the total of certain expenses allocated to any Fund exceeds certain limitation

 .Monitors the subadvisors for compliance with the investment objectives and related policies of each Fund

 .Reviews the performance of the subadvisors

 .Periodically reports to the Trustees

The following table shows the management fees each Fund will pay annually as a percentage of the Fund's average daily net asset value.

 Fund Name                          Management Fees
-------------------------------------------------------------------------
 Conservative Growth Lifestyle      0.10%
 Fund
 Aggressive Growth Lifestyle Fund   0.10%
 Moderate Growth Lifestyle Fund     0.10%
 High Yield Bond Fund               0.825% on the first $200 million
                                    0.725% on the next $300 million
                                    0.675% on assets over $500 million
 Mid Cap Value Fund                 0.90% on the first $100 million
                                    0.875% on the next $150 million
                                    0.85% on the next $250 million
                                    0.825% on the next $250 million
                                    0.80% on the assets over $750 million
 Municipal Money Market Fund        0.35%
 Small Cap Index Fund               0.28% on the first $500 million
                                    0.27% on assets over $500 million
 Socially Responsible Fund          0.65%
 Stock Index Fund                   0.27% on the first $500 million
                                    0.26% on assets over $500 million
 Science and Technology Fund        0.90%

--------------------------------------------------------------------------------

-------

Investment Subadvisors

Under an order granted to the Funds by the Securities and Exchange Commission, AGAM is permitted to appoint a subadvisor, to create a subadvisory agreement, and to terminate or amend a subadvisory agreement, in each case without share-holder approval. This "Manager of Managers" structure permits the Funds to change subadvisors or the fees paid to subadvisors without the expense and delays associated with obtaining shareholder approval. AGAM has ultimate responsibility under the Manager of Managers structure to oversee the subadvisors, including making recommendations to the Trust regarding the hir-ing, termination and replacement of subadvisors.

The Subadvisors are:

American General Investment Management, L.P. ("AGIM")
2929 Allen Parkway, Houston, Texas 77015
AGIM is the Subadvisor for the Stock Index Fund, the Small Cap Index Fund, the Socially Responsible Fund, the High Yield Bond Fund, the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund, the Conservative Growth Lifestyle Fund and the Municipal Money Market Fund. AGIM was formed in 1998 as a successor to the investment management division of American General Corpora-tion, and is an indirect wholly-owned subsidiary of American General Corpora-tion. AGIM also provides investment management and advisory services to pension and profit sharing plans, financial institutions and other investors. Invest-ment decisions for several Funds are made by teams as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Magali E. Azema-Barac is responsible for AGIM's equity group. She heads the team making investment decisions for each of the Index Funds, as well as for the Socially Responsible Fund. Ms. Azema-Barac joined American General in Sep-tember, 1999. Prior to that, she worked on the equity desk of US West Invest-ment Management Company in Englewood, Colorado, where she managed an enhanced equity portfolio.

Robert N. Kase, CFA, has been Investment Officer of AGIM since September 1998, and Senior Portfolio Manager of AGIM since September 1998. Previously, Mr. Kase was Senior Portfolio Manager with CL Capital Management, Inc. from September 1992 until July 1998.

Steven Guterman, Executive Vice President, joined AGIM in June 1998. Previous-ly, Mr. Guterman was with Salomon Brothers, Inc. from 1983 to May 1998, where he served as Managing Director from 1996 to May 1998 and with Salomon Brothers Asset Management, Inc., where he was a Senior Portfolio Manager and head of the U.S. Fixed Income Portfolio Group from 1990 to May 1998.

Investment decisions for the High Yield Bond Fund are made by a team, headed by Gordon Massie. Mr. Massie, Senior Vice President, joined AGIM in April 1998. Previously, Mr. Massie was Director of High Yield Research at American General Corporation from August 1985 to April 1998.

Investment decisions for the Municipal Money Market Fund are made by a team of investment professionals at AGIM.

Neuberger Berman Management, Inc. ("NBM")
605 Third Avenue, Second Floor, New York, New York 10158-0180
NBM is the subadvisor for the Mid Cap Value Fund. NBM and its predecessor firms have specialized in the management of no-load mutual funds since 1950. As of December 31, 1999, NBM and its affiliates managed approximately $54 billion in aggregate net assets.


                                                                        -------

Robert I. Gendelman and S. Basu Mullick serve as co-managers of the Mid Cap Value Fund. Messrs. Gendelman and Mullick are Vice Presidents of NBM and Mr. Gendelman is a managing director of Neuberger Berman, LLC. Messrs. Gendelman and Mullick have been associated with NBM since 1994 and 1998, respectively. Prior to joining NBM, Mr. Mullick was Managing Director of Ark Asset Management from 1993-1998.

T. Rowe Price Associates, Inc.,
("T. Rowe Price")
T. Rowe Price is the subadvisor for the Science & Technology Fund. Founded in 1937 by Thomas Rowe Price, Jr., the Baltimore-based investment management firm is one of the nation's leading providers of no-load mutual funds for individual investors and corporate retirement programs. As of September 30, 1999, T. Rowe Price and its affiliates served as investment advisor to more than 75 stock, bond, and money market funds and managed about $157.4 billion.

The Fund is managed by an investment advisory committee, chaired by Charles A. Morris. Mr. Morris has day-to-day responsibility for managing the portfolio and works with the committee to develop and execute the Fund's investment program.

-------

Section III:

Investing in the North American Funds
Classes of Shares

There are three classes of shares of North American Funds offered by this pro-spectus: Class A shares, Class B shares and Class C shares.

The initial investment minimum for all classes of shares per fund is $1,000. For retirement plans and other automatic investment programs, the initial pur-chase minimum is $50. You must maintain a minimum account balance of $500, or $50 for retirement plans and other automatic investing programs. Purchases and redemptions will be made at the share price next calculated by North American Funds after the request is received in good order. Confirmations of all trans-actions will be mailed to you promptly, and a copy will be sent to your broker of record. North American Funds may refuse any request to purchase shares.

                          Buying Fund                            Redeeming Fund
                          Shares                                 Shares
----------------------------------------------------------------------------------------------------------

  By Mail                 Mail a check and account               Send a written request to:
                          application to:                        North American Funds
                          North American Funds                   P.O. Box 8505
                          P.O. Box 8505                          Boston, MA 02266-8505
                          Boston, MA 02266-8505

                          To add to an existing account, mail
                          a check with your account number:
                          North American Funds
                          P.O. Box 8505
                          Boston, MA 02266-8505

                          Overnight Mailing Address:
                          North American Funds
                          c/o Boston Financial
                          attn: Leadership Services
                          66 Brooks Dr.
                          Braintree, MA 02184

----------------------------------------------------------------------------------------------------------

  By Wire Transfer        For wire instructions, contact         Yes, with a minimum of $1,000. For wire
                          Customer Service at 1-800-872-8037     instructions, contact Customer Service at
                                                                 1-800-872-8037
----------------------------------------------------------------------------------------------------------

  By Phone                No                                     Yes, simply call 1-800-872-8037 by 4:00
                                                                 p.m. to receive that day's closing price
----------------------------------------------------------------------------------------------------------

  Through Broker Dealers  Yes, if a dealer agreement is in place Yes, if a dealer agreement is in place

----------------------------------------------------------------------------------------------------------

                                                                        -------

                 Class A Shares         Class B Shares         Class C Shares

-----------------------------------------------------------------------------------

  Sales Charges  .Purchases of less     .Shares are sold       .Shares are sold
                  than                   without a front end    without a front end
                  $1 million are sold    sales charge. For      sales charge. For
                  with a front end       shares redeemed        shares redeemed
                  sales charge           within six years       within one year
                  (see table on next     there is a sales       there is a 1% sales
                  page).                 charge at redemption   charge at
                  .Purchases over $1     (see table on next     redemption.
                  million are sold       page).                 .Available for
                  without a front end    .Available for         purchases under $1
                  sales charge. For      purchases of           million.
                  such shares redeemed   $250,000 or less.
                  within one year
                  there is a 1% back
                  end sales charge at
                  redemption.

-----------------------------------------------------------------------------------

  Programs That  .Rights of             .For B and C Shares,
  Reduce          Accumulation -  you    the back end sales
  Sales Charges   will pay the sales     charge is assessed
                  charge applicable to   on the lesser of the
                  your total account     net asset value at
                  balance in all         redemption, or the
                  classes of shares.     original purchase
                  .Statement of          price.
                  intention -agree to
                  invest a certain
                  amount over 13
                  months and you will
                  pay the sales charge
                  based on your goal.

              ---------------------------------------------------------------------

                 .For an account
                  opened after 5-1-95,
                  in any class of
                  shares, there will
                  be no deferred sales
                  charge applied on
                  redemptions of up to
                  12% of the account
                  value annually
                  pursuant to a
                  systematic
                  withdrawal plan.
                 .For qualified group
                  retirement plans,
                  please see the
                  Statement of
                  Additional
                  Information (SAI)
                  for a more detailed
                  discussion.

-----------------------------------------------------------------------------------

-------

Sales Charge Tables

Class A Shares Sales
Charge Table
There is no front end sales charge for Class A shares of the Municipal Money Market Fund and no payments are made to broker-dealers on sales of such shares. If Class A shares of this Fund are exchanged for Class A shares of another Fund, the regular sales charge for Class A shares will be charged.

  Amount of                      Sales Charge       Sales Charge   Concession to
  Purchase Payment               as a               as a           Broker Dealer as
                                 Percentage of      Percentage of  a Percentage of
                                 the Offering Price the Net Amount Offering Price
                                                    Invested

-----------------------------------------------------------------------------------

  Less than $50,000
     Equity Funds                5.75%              6.10%          5.00%
     High-Yield Bond Fund        4.75%              4.99%          4.00%

-----------------------------------------------------------------------------------
  $50,000 but less than          4.75%              4.99%          4.00%
  $100,000

-----------------------------------------------------------------------------------
  $100,000 but less than         4.00%              4.17%          3.25%
  $250,000

-----------------------------------------------------------------------------------
  $250,000 but less than         3.00%              3.09%          2.50%
  $500,000

-----------------------------------------------------------------------------------
  $500,000 but less than $1      2.25%              2.30%          1.75%
  million

-----------------------------------------------------------------------------------
  $1 million or more             None*              None*          See Below**

-----------------------------------------------------------------------------------

* A CDSC (back end sales charge) may apply.
** For purchases of Class A shares of $1 million or more the Distributor will pay a commission to dealers as follows: 1.00% on sales up to $5 million , plus 0.50% of the amount in excess of $5 million; provided, however, that the Distributor may pay a commission on sales in excess of $5 million of up to 1.00% to certain dealers which, at the Distributor's invitation, enter into an agreement with the Distributor in which the dealer agrees to return any commission paid to it on the sale (or a pro rata portion thereof) if the shareholder redeems his shares within a period of time after purchase as specified by the Distributor. Purchases of $1 million or more for each shareholder account will be aggregated over a 12 month period (commencing from the date of the first such purchase) for purposes of determining the level of commission to be paid during that period with respect to such account.

                                                                        -------

Class B Shares Sales Charge Table*

  Year(s) Since Purchase                 Deferred Sales Charge
                                         as Percentage of
                                         Amount Redeemed
--------------------------------------------------------------

  Up to 2 years                          5%

--------------------------------------------------------------
  2 years or more but less than 3 years  4%

--------------------------------------------------------------
  3 years or more but less than 4 years  3%

--------------------------------------------------------------
  4 years or more but less than 5 years  2%

--------------------------------------------------------------
  5 years or more but less than 6 years  1%

--------------------------------------------------------------
  6 or more years                        0%

--------------------------------------------------------------

Class B shares purchased on or after October 1, 1997 will automatically convert into Class A shares eight years after the calendar month in which a sharehold-er's order to purchase the shares was accepted.
Class C Shares*
Class C shares are offered for sale at net asset value and are offered for pur-chases of less than $1 million. Class C shares are sold without a front end sales charge. Class C shares are subject to a deferred sales charge of 1% of the dollar amount subject thereto during the first year after purchase.

Class C shares will be redeemed or exchanged in order of the date purchased, with the shares purchased earlier being redeemed or exchanged first, unless a shareholder specifically requests that specific shares be redeemed or exchanged.

Redemption in Kind
The Funds reserve the right to pay redemption proceeds in whole or in part by a distribution "in kind" of securities held by the Fund.

Payment Following Redemption
Each Fund will normally send the proceeds from a redemption (less any applica-ble deferred sales charge) on the next business day, but may delay payment for up to seven days.

Payment may be delayed if the shares to be redeemed were purchased by a check that has not cleared. Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of, or action by, the SEC.
* Any shares in the redeeming shareholder's account that can be redeemed with-out charge will be redeemed prior to those subject to a charge. Only time of ownership spent in Funds other than the Municipal Money Market Fund counts towards determining the applicable deferred sales charge.

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29

Pricing of Fund Shares

The public offering price of the Class A shares of each Fund is the net asset value per share (next determined following receipt of a properly completed order) plus, in the case of all Funds except the Municipal Money Market Fund, a front end sales charge, if applicable. The share price for Class B shares and Class C shares is the net asset value per share (next determined following receipt of a properly completed order).

The net asset value of the shares of each class of each Fund is calculated sep-arately and, except as described below, is determined once daily as of the close of regularly scheduled trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time). Net asset value per share of each class of each Fund is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class outstanding. No determination is required on (i) days on which changes in the value of such Fund's securities holdings will not materially affect the current net asset value of the shares of the Fund and (ii) days when the New York Stock Exchange is closed (for exam-ple, weekends and national holidays). Generally, trading in non-U.S. securi-ties, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regu-larly scheduled trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of a class of a Fund are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of regularly scheduled trading on the Exchange and would therefore not be reflected in the computation of a class's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the subadvisors under procedures estab-lished by the Trustees.

Shares of the Fund are available at the net asset value to investors purchasing shares of the Funds with redemption proceeds from other mutual fund complexes on which the investor has paid for front end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption occurred more than 60 days prior to such purchase. The Distributor will require satisfactory evidence of your qualification of this waiver. Please call for more informa-tion. The redemption of the shares from the other mutual fund is, for federal income tax purposes, a sale upon which a gain or loss may be realized.

All instruments held by the Municipal Money Market Fund and short-term debt instruments with a remaining maturity of 60 days or less held by the other Funds are valued on an amortized cost basis.

Unless you request cash payment, all dividends and distributions will be rein-vested. All Funds declare and pay capital gains annually.

                                                                        -------

Dividends and Distributions from North American Funds

These Funds declare and pay income dividends daily:


 .Municipal Money Market
These Funds declare and pay income dividends monthly:


 .High Yield Bond
These Funds declare income dividends daily and pay quarterly:

 .Conservative Growth Lifestyle

 .Aggressive Growth Lifestyle

 .Mid Cap Value

 .Moderate Growth Lifestyle

 .Science & Technology

 .Small Cap Index

 .Socially Responsible

 .Stock Index

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31

Taxes

It is expected that each Fund of the Trust will qualify as a "regulated invest-ment company" under the Code. If it so qualifies, a Fund will not be subject to United States federal income taxes on its net investment income and net capital gain, if any, that it distributes to its shareholders in each taxable year, provided that it distributed to its shareholders (i) at least 90% of its net investment income for such taxable year, and (ii) with respect to the Municipal Money Market Fund at least 90% of its net tax-exempt interest income for such taxable year. If in any year a Fund fails to qualify as a regulated investment company, such Fund would incur regular corporate federal income tax on its tax-able income for that year and be subject to certain additional distribution requirements upon re-qualifica tion. Each Fund will be subject to a 4% nonde-ductible excise tax on its taxable income to the extent it does not meet cer-tain distribution requirements by the end of each calendar year. Each Fund intends to make sufficient distributions to avoid application of the corporate income and excise taxes.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of the Funds investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes,but may not be able to claim a foreign tax credit or deduction for these foreign taxes. If a Fund is eligible for and makes an election to allow the shareholders of that Fund to claim a foreign tax credit or deduction for these taxes for any taxable year, the shareholders will be notified. The ability of the shareholders to utilize such a foreign tax credit is subject to a holding period requirement. In addition, Funds investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The invest-ment yield of the Funds making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.

The redemption, sale or exchange of Fund shares (including the exchange of shares of one Fund for shares of another) is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposi-tion of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Pursuant to the Taxpayer Relief Act of 1997, long-term capital gains generally are subject to a maximum tax rate of 20%.

If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share or (ii) in the case of the Municipal Money Market Fund, disallowed to the extent of any exempt-interest dividend received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disal-lowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed.

Generally, unless a shareholder of any Fund includes his or her taxpayer iden-tification number (social security number for individuals) in the Shareholder Application and certifies that he or she is not subject to backup withholding, the Fund is required to withhold and remit to the U.S. Treasury 31% from divi-dends other than exempt-interest dividends and other reportable payments to the shareholder.

Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company may pass through (without restric-tion) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities. Thus, for resi-dents of these states, distributions derived from a Fund's investment in cer-tain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local

                                                                        -------
income taxes if such securities had been held directly by the respective share-holders themselves.

Municipal Money Market Fund-Taxation

The Municipal Money Market Fund also intends to satisfy conditions under the Code that will enable interest from municipal obligations, which is exempt from regular federal income taxes in the hands of each Fund, to qualify as "exempt-interest dividends" when distributed to such Fund's shareholders. Except as discussed below, such dividends are exempt from regular federal income taxes. Although exempt-interest dividends paid by the Municipal Money Market Fund will be excluded by shareholders of the Funds from their gross income for regular federal income tax purposes, under the Code all or a portion of such dividends may be (i) a preference item for purposes of the alternative minimum tax, (ii) a component of the "ACE" adjustment for purposes of determining the amount of corporate alternative minimum tax or (iii) a factor in determining the extent to which a shareholder's Social Security or railroad retirement benefits are taxable. Moreover, the receipt of exempt-interest dividends from each of the Funds affects the federal tax liability of certain foreign corporations, S Cor-porations and insurance companies. Furthermore, under the Code, interest on indebtedness incurred or continued to purchase or carry Fund shares, which interest is deemed to relate to exempt-interest dividends, will not be deduct-ible by shareholders of the Fund for federal income tax purposes.

The exemption of exempt-interest dividend income from regular federal income taxation does not necessarily result in similar exemptions for such income under tax laws of state or local taxing authorities. In general, states exempt from state income tax only that portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its hold-ings or obligations issued by that state or its political subdivisions and instrumentalities.

A notice detailing the tax status of dividends and distributions paid by the Municipal Money Market Fund will be mailed annually to its shareholders. As part of this notice, the Fund will report to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax-exempt obligations indicating, on a state-by-state basis, the source of such income.

Descriptions of tax consequences set forth in this Prospectus and in the State-ment of Additional Information are intended to be a general guide. Investors should consult their tax advisers with respect to the specific tax consequences of an investment in a Fund, including the effect and applicability of state, local, foreign, and other tax laws and the possible effects of changes in fed-eral or other tax laws. This discussion is not intended as a substitute for careful tax planning.

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33

Rule 12b-1 Fees

The Trust has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows the Funds to pay distribution fees for the sale and distribution of fund shares. Portions of the fees are used to provide payments for services provided to shareholders ("service fees"), as indicated below.

Class A shares of each Fund, except the Municipal Money Market Fund, are sub-ject to a Rule 12b-1 fee of up to .35% of average daily net assets, five- sev-enths of which (.25%) is a "service fee." There are no Rule 12b-1 fees on the Municipal Money Market Fund.

Class B shares of each Fund except the Municipal Money Market Fund are subject to a Rule 12b-1 fee of up to 1.00% of average annual net assets, one-fourth (.25%) of this is a "service fee."

Class C shares of each Fund except the Municipal Money Market Fund are subject to a Rule 12b-1 fee of up to 1.00% of average annual net assets, one-fourth (.25%) of this is a "service fee."

For the Aggressive Growth Lifestyle Fund, the Moderate Growth Lifestyle Fund and the Conservative Growth Lifestyle Fund, the Trustees presently limit pay-ments under the Rule 12b-1 Plan to .10%, .75% and .75% of average daily net assets of Class A, Class B and Class C shares, respectively.

Because these fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The higher fees for Class B and Class C shares may therefore cost you more than paying the maximum permitted front end sales charge on Class A Shares.

                                                                        -------

Account Services

To use any of these programs, simply fill out the appropriate section of your account application, or request the appropriate form.

Automatic Dividend Diversification
With this program, you can have all dividends and other distributions from one Fund automatically invested in the same class of shares of another Fund.

Automatic Investment Plan
Shareholders can set up an Automatic Investment Plan. Once each month the shareholder's account will be debited the amount (at least $50) specified by the shareholder.

Checkwriting
Checkwriting is available to Class A and Class C shareholders of the Municipal Money Market Fund. Simply request this on your account application, and com-plete a signature card, and you will receive a book of blank checks. The mini-mum amount of a check is $250. When a check is presented for payment, enough shares will be redeemed to cover the amount of the check and any applicable deferred sales charge. If the amount of the check plus the sales charge is more than the account value, the check will be returned unpaid.

Exchange Privilege
Shareholders may make free unlimited exchanges by mail or telephone within classes of shares without any sales charge (except that Class A shares of the Municipal Money Market Fund are subject to a sales charge upon exchange). Shares of one class may not be exchanged for shares of any other class of any Fund. Be aware that exchanges are regarded as sales for federal and state income tax purposes and could result in a gain or loss, depending on the origi-nal cost of shares exchanged. Exchanges usually occur on the same day they are requested. The terms of the exchange privilege may change and the privilege may be revoked at any time without notice.

The Fund will not be responsible for any losses resulting from unauthorized telephone transactions if it follows reasonable procedures designed to verify the identify of the caller. The Fund will request personal or other information from the caller, and will record calls. By establishing an account with the Fund, you consent to all recording of telephone calls.

You may make exchanges over the telephone by calling 1-800-872-8037.

Reinstatement Privilege
If you redeem Class A shares (under $1 million) and reinvest within 90 days, you will not have to pay a sales charge. If you redeem Class A shares over $1 million, or Class B or C shares and pay a deferred sales charge and then rein-vest within 90 days, your account will be credited the amount of the deferred sales charge.

Systematic Investing
Your shares of any class of the Municipal Money Market Fund can be exchanged monthly for shares of the same class of other Funds. An exchange of at least $50 per exchange will be made around the 15th of each month in accordance with your instructions. This program takes advantage of dollar cost averaging.

Systematic Withdrawal Plan
If you have an account balance of at least $10,000, you can set up a plan to have redemptions paid to you, or someone you designate, on a monthly, quarter-ly, semi-annual or annual basis. You can withdraw up to 12% of the account value annually, if a monthly plan, up to 1% per month, without a deferred sales charge. If you request this service after completing our application and pay-ments are to be made to someone other than yourself, you will have to provide a signature guarantee. Redemption checks are generally mailed within two days after redemption. The availability of this service may end, and a fee of up to $5 per withdrawal may be charged with 30 days written notice to you.

Transfer of Shares
You may transfer Fund shares to family members and others at any time without a sales charge. Consult your tax adviser concerning such transfers.

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35

[LOGO OF NORTH AMERICAN FUNDS]

North American Funds
286 Congress Street
Boston, Massachusetts 02210
(800) 872-8037

Class A Shares
Class B Shares
Class C Shares

International Small Cap Fund                Mid Cap Value Fund
International Equity Fund                   Stock Index Fund
Global Equity Fund                          Small Cap Index Fund
Small Cap Growth Fund                       Socially Responsible Fund
Mid Cap Growth Fund                         High Yield Bond Fund
Large Cap Growth Fund                       Aggressive Growth LifeStyle Fund
Growth & Income Fund                        Moderate Growth LifeStyle Fund
Balanced Fund                               Conservative Growth LifeStyle Fund
Strategic Income Fund                       Municipal Money Market Fund
Core Bond Fund                              Science & Technology Fund
Municipal Bond Fund
U.S. Government Securities Fund
Money Market Fund

For Additional Information
More information about the Funds, including the SAI, is available to you free of charge. To request additional information:

By Telephone
Call 1-800-872-8037

By Mail from the Funds (There is no fee.)
Write to:
North American Funds
286 Congress Street
Boston, MA 02210
By Mail, by electronic request at publicinfo@sec.gov or In Person from the Public Reference Room of the Securities and Exchange Commission (SEC). (You will pay a duplication fee.)

Visit or Write to:
SEC's Public Reference Section
450 Fifth Street, NW
Washington, DC, 20549-6009
1-202-942-8090

Online at the SEC's Internet Site
Text-only versions of fund documents can be viewed online or downloaded from http://www.sec.gov.

Statement of Additional Information (SAI)
The SAI provides additional information about the Trust and the North American Funds. The SAI and the auditor's report and financial statements included in the Trust's most recent Annual Report to its shareholders are incorporated by reference as part of this Prospectus.

Annual and Semi-annual Reports
The Annual and Semi-annual Reports describe the Funds' performance, list portfolio holdings and include additional information about the Funds' investments. The Annual Report discusses the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.
                                                                    [GRAPHIC]
File No. 811-5797
0500:90201C